CALVERT GOVERNMENT FUND PROSPECTUS
Class I (INSTITUTIONAL)

February 15, 2011

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Calvert Government Fund Prospectus

February 15, 2011

FUND SUMMARY                                      Calvert Income Funds

CALVERT GOVERNMENT FUND
Class:	I

INVESTMENT OBJECTIVE

The Fund seeks to maximize income, to the extent consistent with preservation of capital, primarily through investment in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a % of amount redeemed or exchanged within 7 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.36%
Total annual fund operating expenses	0.86%
Less fee waiver and/or expense reimbursement [1]	(0.13%)
Net expenses	0.73%

1    Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2013. Direct net operating expenses will not exceed 0.73% for Class I. Only the Board of Trustees of the Fund may terminate the Fund’s expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•          you invest $1,000,000 in the Fund for the time periods indicated,

•          your investment has a 5% return each year;

•          the Fund’s operating expenses remain the same; and

•          any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held
1	$7,456
3	$26,140
5	$46,404
10	$104,876

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 401% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), futures contracts related to U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.

The Fund uses an active strategy, seeking relative value to earn incremental income. The investment advisor allocates the Fund’s assets among different market sectors (e.g., U.S. Treasury or U.S. government agency) and different maturities based on its view of the relative value of each sector or maturity. There is no limit on the Fund’s average maturity.

The Fund also may invest in corporate debt securities, taxable municipal securities, asset-backed securities (“ABS”), including commercial mortgage-backed securities, and repurchase agreements.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations (“CMOs”) and ABS.

The Fund is non-diversified.

The Fund may also use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts for the purpose of managing the duration of the Fund.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-Diversification Risk. The Fund may invest more of its assets in a smaller number of issuers than a diversified fund. Gains or losses on a single bond may have greater impact on the Fund.

Bond Market Risk. The market prices of bonds held by the Fund may fall.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Mortgage-Backed and Asset-Backed Securities Risk.  The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Fund are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Fund receiving payments of principal or interest may be substantially limited.

Mortgage-Backed Security Risk of Government-Sponsored Enterprises. Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as FNMA and  FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the GSE. The U.S. government recently provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future. Mortgage-backed securities also involve prepayment risk and extension risk.

Management Risk. The individual bonds in the Fund may not perform as expected, due to credit, political or other risks and/or the Fund’s portfolio management practices may not achieve the desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Unrated Security Risk.  Unrated securities may be less liquid than rated securities determined to be of comparable quality.  When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization.

Collateralized Mortgage Obligation Risk. There are risks associated with CMOs that relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life, and price of CMOs).

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Performance

The Fund's Class I share class is a new class of shares. It is anticipated that the Class I share class will commence operations on April 30, 2011. Performance results for Class I shares prior to April 30, 2011 (the Class I shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class I share performance would have been higher than Class A share performance because Class I, unlike Class A, has no Rule 12b-1 fees.

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of an index and an average.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Calendar Year Total Return

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/2009	4.42%
Worst Quarter (of periods shown)	6/30/2009	-0.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12-31-10)	1 year	Since Inception (12/31/08)
Class I:
Return before taxes	8.18%	7.99%
Return after taxes on distributions	7.17%	6.91%
Return after taxes on distributions and sale of Portfolio shares	5.31%	6.21%
Barclays Capital U.S. Government Index	5.52%	1.59%
Lipper General U.S. Government Funds Avg.	5.92%	3.52%
(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

PORTFOLIO MANAGEMENT

Investment Advisor.  Calvert Investment Management, Inc. (named Calvert Asset Management Company, Inc. prior to 4/30/11)

Portfolio Manager Name	Title	Length of Time Managing Fund
Gregory Habeeb	Senior Vice President, Portfolio Manager	Since December 2008

BUYING AND SELLING SHARES

The Fund's Class I share class is a new class of shares. It is anticipated that the Class I share class will commence operations on April 30, 2011.

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).

All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.

Minimum to Open Fund Account
$1,000,000

The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

To Buy Shares
New Accounts (include application) and Subsequent Investments:	For wire instructions, call 800-327-2109
To Sell Shares
By Telephone	Call 800-368-2745

TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below
Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)	Investment advisor to the Calvert Funds
Calvert Distributors, Inc.	Calvert Investment Distributors, Inc. (“CID”)	Principal underwriter and distributor for the Calvert Funds
Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc. (“CIAS”)	Administrative services provider for the Calvert Funds
Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc. (“CIS”)	Shareholder servicing provider for the Calvert Funds

MORE INFORMATION ON FEES AND EXPENSES

REDEMPTION FEE

The redemption fee applies to redemptions, including exchanges, within seven (7) days of purchase. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. The fee is deducted from the redemption proceeds. It is payable to the Class I shares and is accounted for as an addition to paid-in capital. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. Accounts of foundations, endowments, state and local governments, and those that use certain types of consultants are excluded from the Class I redemption fee. See “How to Sell Shares/Redemption Fee” in this Prospectus for situations where the fee may be waived.

MANAGEMENT FEES

Management fees include the advisory fee paid by the Fund to the Advisor and the administrative fee paid by the Fund to Calvert Investment Administrative Services, Inc., an affiliate of the Advisor. With respect to the amount of the Fund’s advisory fee, see “Advisory Fees” in this Prospectus.

The administrative fees (as a percentage of net assets) for the Fund are 0.30%.

OTHER EXPENSES

“Other expenses” are based on expenses for the Fund’s most recent fiscal year.  “Other expenses” include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services.

CONTRACTUAL FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS

Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the Example in the Fund Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. The Fund does not expect to incur a material amount of interest expense in the fiscal year. If the Fund were to incur expenses from selling futures short or employing leverage, the costs would be reflected in the net expense ratio. The Fund, however, does not expect to incur a material amount of expense for these activities.

The Fund has an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund’s uninvested cash balances. These credits are used to reduce the Fund’s expenses. Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor’s obligation under the contractual limitation may be reduced by the credits earned. Expense offset credits, if applicable, are included in the line item “Less fee waiver and/or expense reimbursement” in the fee table in the Fund Summary. The amount of this credit received by the Fund, if any, during the most recent fiscal year is reflected in the “Financial Highlights” in this Prospectus as the difference between the line items “Expenses Before Offsets” and “Net Expenses”. See “Investment Advisor” in the Fund’s SAI for more information.

EXAMPLE

The example in the fee table for the Fund also assumes that you reinvest all dividends and distributions.

MORE INFORMATION ON INVESTMENT STRATEGIES AND RISKS

Further Description of Investment Strategies and Techniques

A concise description of the Fund’s principal investment strategies and principal risks is under the earlier Fund Summary for the Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Fund, along with its associated risks. The Fund has additional non-principal investment policies and restrictions, which are discussed under “Non-Principal Information on Investment Policies and Risks” in the Fund’s SAI.

For certain investment strategies listed, the table below shows the Fund’s limitations as a percentage of either its net or total assets. Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund’s Annual/Semi-Annual Reports. (Please see the pages of this Prospectus following the table for descriptions of the investment strategies and definitions of the principal types of risks involved. Explanatory information about certain investment strategies of the Fund is also provided below.)

Key to Table J Fund currently uses as a principal investment strategy q Permitted, but not a principal investment strategy xN Allowed up to x% of Fund’s net assets

Calvert Government Fund
Investment Techniques
Active Trading Strategy/Turnover	J
Temporary Defensive Positions	q
Hedging Strategies	J
Conventional Securities
Foreign securities	q
Investment grade bonds	J
Below-investment grade, high-yield bonds	q
Unrated debt securities	J
Illiquid securities	15N
Unleveraged Derivative Securities
Asset-backed securities	J
Mortgage-backed securities	J
Currency contracts	q
Leveraged Derivative Instruments
Options on securities and indices	q
Futures contract	q

Description of Investment Strategies and Associated Risks

The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Fund to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor’s tax liability.

Risks: Opportunity, Market and Transaction

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective.

Risks: Opportunity
Hedging Strategies. The hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used for the limited purpose of managing duration.	Risks: Correlation and Opportunity

Conventional Securities and Associated Risks
Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S. This includes debt instruments denominated in other currencies such as Eurobonds.	Risks: Market, Currency, Transaction, Liquidity, Information and Political
Investment grade bonds. Bonds rated BBB/Baa or higher by a nationally recognized statistical organization ("NRSRO"), or if unrated, considered to be of comparable credit quality by the Fund's Advisor.	Risks: Interest Rate, Market and Credit

Below-investment grade, high-yield bonds. Bonds rated below BBB/Baa or unrated bonds determined by the Fund’s Advisor to be of comparable quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.

Risks: Credit, Market, Interest Rate, Liquidity and Information
Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Liquidity and Information
Illiquid securities. Securities which cannot be readily sold because there is no active market. High Social Impact Investments are illiquid.	Risks: Liquidity, Market and Transaction

Unleveraged Derivative Securities and Associated Risks

Asset-backed securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.

Risks: Credit, Interest Rate and Liquidity
Mortgage-backed securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate
Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Leveraged Derivative Instruments and Associated Risks

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. In the case of writing options, a Fund will write call options only if it already owns the security (if it is “covered”).

Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity
Futures contracts. Agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity

Glossary of Certain Investment Risks

Correlation risk

The risk that when a Fund “hedges,” two investments may not behave in relation to one another the way Fund managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or may exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk	The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.
Currency risk

The risk that when a Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when a Fund’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Extension risk

The risk that slower than anticipated prepayments (usually in response to higher interest rates) will extend the life of a mortgage-backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount. In addition, if held to maturity, a Fund will not have access to the principal invested when expected and may have to forego other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.
Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/ “stripped” coupon securities are subject to greater interest rate risk.

Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.
Liquidity risk	The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.
Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.
Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.
Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk

The risk that faster than anticipated prepayments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium. A Fund must also reinvest those assets at the current market rate, which may be lower.

Transaction risk	The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Explanation of Investment Strategies Used by the Fund

Securities Issued by Government-Sponsored Enterprises. The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation “FHLMC”) are government-sponsored enterprises (“GSEs”) that issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.

ADRs. American Depositary Receipts (“ADRs”) are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company’s home country. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares.  The Fund may invest in either sponsored or unsponsored ADRs.

CMO and ABS. The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations (“CMOs”) and asset-backed securities (“ABS”). The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or ABS classes with a higher priority of payment.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security.  Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument.  The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

U.S. Government Securities. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. government-related guarantors, including the FNMA and the FHLMC, are sponsored or chartered by Congress, but their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Government Securities include mortgage and other asset-backed securities.

PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available under “Portfolio Holdings Disclosure” in the Fund’s SAI and on the Fund's website.

MANAGEMENT OF FUND INVESTMENTS

ABOUT CALVERT

Calvert Investment Management, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Fund. Calvert provides the Fund with investment supervision and management and office space, furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2010, Calvert was the investment advisor for 49 mutual fund portfolios and had over $14 billion in assets under management.

PORTFOLIO MANAGEMENT

Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the Advisor of the Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a “Portfolio Manager”). The Fund’s SAI provides additional information about the Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Fund.

Calvert Investment Management, Inc.

See “About Calvert” above.

Gregory Habeeb is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Gregory Habeeb	Mr. Habeeb has been the Lead Portfolio Manager of Calvert’s taxable fixed-income funds since 1997.Mr. Habeeb has over 28 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager

ADVISORY FEES

The table below shows the aggregate annual advisory fee paid by the Fund for the most recent fiscal year as a percentage of the Fund’s average daily net assets. The advisory fee does not include administrative fees.

Fund	Advisory Fee
Calvert Government Fund	0.40%

A discussion regarding the basis for the approval by the Fund's Board of Trustees of the investment advisory agreement is available in the most recent Semi-Annual Report of the Fund covering the fiscal period that ends on March 31 each year.

SHAREHOLDER INFORMATION

For more information on buying and selling shares, please contact your financial professional or Calvert’s client services department at 800-368-2748.

How to Open an Account

Complete and sign an application for each new account. Be sure to specify Class I. After your account is open, you may buy shares and wire funds by telephone. All subsequent purchases must be made by an electronic funds transfer or through the National Securities Clearing Corporation (“NSCC”), in U.S. dollars. Each electronic funds transfer is limited to $300,000. Calvert Investment Distributors, Inc. (“CID”) is the Fund's distributor. For more information and wire instructions, call Calvert at 800-327-2109.

Minimum to Open Fund Account: $1,000,000

The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Examples include the following:

   •   the investment would permit a previously closed Class I in the Fund to reopen, at no additional expense to other Fund Classes;

   •   the investor has agreed to make additional Class I investments within a reasonable amount of time;

   •   discretionary wrap programs;

   •   omnibus accounts purchasing for a fund of funds; and

   •   certain omnibus accounts and employer sponsored retirement or employee benefit plan accounts.

Federal Holidays

There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange (“NYSE”) is open and the Fund is open but electronic funds transfers (i.e., bank wires and ACH funds transfers) cannot be received because the banks are closed.

Customer Identification

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. In order to verify your identity, the Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account. The Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Through your Broker/Dealer

Your broker/dealer must receive your purchase request before the close of regular trading (generally 4 p.m. ET) on the NYSE to receive that day’s NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Arrangements with Broker/Dealers

CID, the Fund's distributor, may pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CID. CID may make expense reimbursements for special training of a broker/dealer’s registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CID, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates.

HOW SHARES ARE PRICED

The price of shares is based on the Fund’s NAV. The NAV is computed by adding the value of the Fund’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If the Fund has more than one class of shares, the NAV of each class will be calculated separately.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). The Fund is open for business each day the NYSE is open.

The Fund may hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. The Fund does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund’s shares may change on days when you will not be able to buy or sell your shares.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board of Trustees and pursuant to the Fund’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security.

Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, under the ultimate supervision of the Board, the Advisor, pursuant to the Fund’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors may change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your request is received in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash will be accepted. No credit card or credit loan checks will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See “Request in Good Order” below.

Request in Good Order

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in “good order.” This means that your request must include:

•           The Fund name and account number.

•           The amount of the transaction (in dollars or shares).

•           Signatures of all owners exactly as registered on the account (for mail requests).

•           Signature guarantees (if required).*

•           Any supporting legal documentation that may be required.

•           Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information. Requests received in good order before the close of regular NYSE trading (generally 4 p.m. ET) will receive that day’s closing NAV; otherwise you will receive the next business day’s NAV.

Purchase and Redemption of Shares through a Financial Intermediary

The Fund has authorized one or more broker/dealers to receive purchase and redemption orders on the Fund’s behalf. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer’s authorized designee, receives the order in good order. The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/dealer or the broker/dealer’s authorized designee.

HOW TO SELL SHARES

You may redeem all or a portion of the shares from your account by telephone or mail on any day the Fund is open for business, provided the amount requested is not on hold. When you purchase by electronic funds transfer, the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.

Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days to make payment. Electronic funds transfer redemptions generally will be credited to your bank account by the second business day after your phone call.

The Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Fund to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold.

The Fund reserves the right to suspend or postpone redemptions during any period when:

(a)    trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings;

(b)    the SEC has granted an order to the Fund permitting such suspension; or

(c)    an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be made by electronic funds transfer because banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745

You may redeem shares from your account by telephone and have your money sent by electronic funds transfer to a bank you have previously authorized. All redemptions must be made by an electronic funds transfer or through NSCC in U.S. dollars. Each electronic funds transfer is limited to $300,000.

To add instructions to permit electronic funds transfers to be sent to an account not previously authorized you must send those instructions in a letter that is signature guaranteed.

Written Requests

Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.

Your letter should include your account number, name of the Fund and Class, the number of shares or the dollar amount you are redeeming, and how you want the money sent to an authorized account. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to an account other than the account of record, your letter must be signature guaranteed.

Corporations and Associations

Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Redemption Fee

In its effort to detect and prevent market timing, the Fund charges a 2% redemption fee on redemptions, including exchanges, within 7 days of purchase into the Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy, as described under “Other Calvert Features/Policies -- Market Timing Policy” below. In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund’s redemption fee policy is applicable, the redemption fee will only be waived in the following circumstances:

•           Accounts of foundations, endowments, state and local governments, and those that use consultants.

•           Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. “Disability” means a total disability as evidenced by a determination by the U.S. Social Security Administration.

•           Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder’s Calvert retirement accounts.

•           The return of an excess contribution or deferral amount, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Code.

•           Involuntary redemptions of accounts under procedures set forth by the Fund’s Board of Trustees.

•           Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

•           Redemption of shares purchased with reinvested dividends or capital gain distributions.

•           Shares transferred from one retirement plan to another in the same Fund.

•           Shares redeemed as part of a retirement plan termination or restructuring.

•           Redemption of shares of the Fund held as the default investment option in a retirement plan.

•           Exchange or redemption transactions by an account that the Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that does not have the systematic capability of assessing the redemption fee at the individual or participant account level. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund’s Transfer Agent.

In order to determine your eligibility for a redemption fee waiver, it may be necessary to notify your broker/dealer or the Fund of the qualifying circumstances and to provide any applicable supporting documentation.

For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will properly assess the fee.

OTHER CALVERT FEATURES / POLICIES

Website
For 24-hour performance and account information, visit www.calvert.com.

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of logging on to www.calvert.com.

The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services

By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, the Fund requires a signature guarantee to verify your signature. You may obtain a signature guarantee from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Telephone Transactions

You may purchase, redeem, or exchange shares, or request an electronic funds transfer by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and its affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that include common stock funds, tax-exempt and corporate bond funds, and money market funds; call your broker/dealer or Calvert representative for more information. We make it easy for you to purchase shares in other Calvert Funds if your investment goals change.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). You may then give exchange instructions by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on an exchange. Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund.

Exchange requests will not be accepted on any day when Calvert is open but the Fund’s custodian bank is closed (i.e., Columbus Day and Veterans Day); these exchange requests will be processed the next day the Fund’s custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.

Market Timing Policy

In general, the Fund is designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicles. The Fund discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Fund does not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, the Fund’s Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund, which may require you to pay a redemption fee, as described under “How to Sell Shares - Redemption Fee” in this Prospectus. The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund’s investment strategies. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, the Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.

Shareholders may hold the shares of the Fund through a service provider, such as a broker/dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund’s Board of Trustees. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. As a result, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund’s Board of Trustees. The Board of Trustees of the Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of the Fund through an omnibus account if the service provider’s policies, in Fund management’s judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of the Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund’s Board of Trustees. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.

As stated under “How to Sell Shares” in this Prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account:

       (i)     does not have the systematic capability of assessing the redemption fee at the individual or participant account level, or

       (ii)    as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee.

If a significant percentage of the Fund’s shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if the Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Fund.

The Fund and CID reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. The Fund and CID also may modify any terms or conditions of purchase of shares of the Fund (upon prior notice) or withdraw all or any part of the offering made by this Prospectus.

Electronic Delivery of Prospectus and Shareholder Reports

You may request electronic delivery of the Fund Prospectus and Annual and Semi-Annual Reports by calling client services at 800-368-2745 or enrolling online at www.calvert.com.

Combined General Mailings (Householding)

Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as Prospectuses and Semi-Annual and Annual Reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.

Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000,000.

If the balance in your account falls below the minimum, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed or moved to Class A (at NAV) if the balance is not brought up to the required minimum within 30 days.

Shares held through an omnibus account or wrap-fee program for which the Fund has waived investment minimums are not subject to this requirement.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund pays dividends from its net investment income on a monthly basis. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the Fund at NAV, unless you elect to have amounts of $10 or more paid to you by wire or electronic funds transfer to a predesignated bank account. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Fund in writing to change your payment options.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the ex-dividend date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date (“buying a dividend”), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, the Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Fund whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number (“TIN”) and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund’s operations). The Fund's fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which were audited by KPMG LLP. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Calvert government fund

Financial Highlights

	Periods Ended
	September 30,	September 30,
Class A Shares	2010	2009###
Net asset value, beginning	$16.14	$15.00
Income from investment operations:
Net investment income	.26	.06
Net realized and unrealized gain (loss)	.88	1.14
Total from investment operations	1.14	1.20
Distributions from:
Net investment income	(.24)	(.06)
Net realized gain	(.41)	—
Total distributions	(.65)	(.06)
Total increase (decrease) in net asset value	0.49	1.14
Net asset value, ending	$16.63	$16.14
Total return*	7.31%	7.98%
Ratios to average net assets: A
Net investment income	1.60%	.63% (a)
Total expenses	3.81%	5.67% (a)
Expenses before offsets	1.05%	1.04% (a)
Net expenses	1.04%	1.04% (a)
Portfolio turnover	401%	428%
Net assets, ending (in thousands)	$3,951	$1,881

notes to Financial Highlights

A               Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*             Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#             From December 31, 2008, inception.

(a)                 Annualized.

CALVERT FAMILY OF FUNDS[1]

Calvert offers a broad range of more than 40 mutual funds to meet your investment needs. Our funds involve differing levels of risk, based on the fund's objective and strategies, and investment may involve loss of principal. This chart illustrates a selection of mutual funds in our family along a risk/return spectrum; funds with more aggressive objectives and strategies as determined by the Advisor and as stated in the applicable prospectus are listed at the top.

Higher Risk/Reward Potential

Sector Funds	Calvert Global Alternative Energy Fund ● Calvert Global Water Fund ●
Small to Mid-Cap Equity Funds	Calvert Small Cap Fund ■ Calvert International Opportunities Fund ■ Calvert Capital Accumulation Fund ■
Large-Cap Equity Funds	Calvert International Equity Fund* ■ Calvert Large Cap Growth Fund ■ Calvert Social Index Fund Fund ■ Calvert Equity Portfolio† ■ Calvert Enhanced Equity Portfolio† ■ Calvert Large Cap Value Fund ▲
Balanced and Asset Allocation Funds	Calvert Aggressive Allocation Fund ■ ● Calvert Moderate Allocation Fund ■ ● Calvert Balanced Portfolio† ■ Calvert Conservative Allocation Fund ■ ●
Bond Funds	Calvert High Yield Bond Fund Calvert Long-Term Income Fund Calvert Income Fund Calvert Bond Portfolio† ■ Calvert Tax-Free Bond Fund Calvert Short Duration Income Fund Calvert Government Fund Calvert Short-Term Government Fund Calvert Ultra-Short Income Fund
Money Market Funds	Calvert Money Market Portfolio†[2] ■ CTFR Money Market Portfolio[2] Calvert First Government Money Market Fund[2]

Lower Risk/Reward Potential

1. Note: Does not include variable insurance portfolios.

2. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*Fund formerly referred to as Calvert World Values International Equity Fund

†Portfolio is a series of Calvert Social Investment Fund (CSIF) and was formerly referred to using the CSIF acronym.

#10789

Calvert SRI Approach:	■ **Signature**	● **Solution**	▲ **SAGE**

SRI is the acronym for Sustainable and Responsible Investing.

To Open an Account:
800-327-2109

Performance and Prices:
www.calvert.com

24 hours, 7 days a week

Service for Existing Accounts:

800-327-2109

TDD for Hearing-Impaired:

800-541-1524

Calvert Office:

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

Registered, Certified or

Overnight Mail:

Calvert

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

PRINCIPAL UNDERWRITER

Calvert Investment Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for the Fund provides more detailed information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for the Fund is incorporated into this Prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Fund by contacting your financial professional, or the Fund at:

Calvert Investments, Inc.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745

The Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert’s website at the following Internet address:
www.calvert.com

You can review and copy information about the Fund (including its SAI) at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520

Investment Company Act file:
No. 811- 3416 The Calvert Fund (Calvert Government Fund)

Printed on recycled paper using soy inks

Calvert Income Funds	Calvert InvestmentsTM
A UNIFI Company

THE CALVERT FUND

Calvert Income Fund

Calvert Short Duration Income Fund

Calvert Long-Term Income Fund

Calvert Ultra-Short Income Fund

Calvert Government Fund

4550 Montgomery Avenue, Bethesda, Maryland 20814

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2011, as revised February 15, 2011

Class (Ticker)
Calvert Income Fund	A (CFICX)	B (CBINX)	C (CIFCX)	I (CINCX)	R (CICRX)	Y (CIFYX)
Calvert Short Duration Income Fund	A (CSDAX)		C (CDICX)	I (CDSIX)		Y (CSDYX)
Calvert Long-Term Income Fund	A (CLDAX)
Calvert Ultra-Short Income Fund	A (CULAX)					Y (CULYX)
Calvert Government Fund	A (CGVAX)		C (CGVCX)	I

New Account Information:	(800) 368-2748 (301) 951-4820	Client Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the applicable Fund's (collectively referred to as the "Funds") Prospectus(es) dated January 31, 2011. Each Fund's audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI. Each Fund’s Prospectus and most recent shareholder report may be obtained free of charge by writing the respective Fund at the above address, calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Information Regarding Calvert Operating Company Name Changes	2
Supplemental Information on Principal Investment Policies and Risks	3
Non-Principal Investment Policies and Risks	7
Additional Risk Disclosure	13
Investment Restrictions	14
Dividends, Distributions, and Taxes	15
Net Asset Value	16
Calculation of Yield and Total Return	18
Purchase and Redemption of Shares	23
Trustees and Officers	24
Investment Advisor	32
Portfolio Manager Disclosure	32
Administrative Services Agent	38
Method of Distribution	38
Transfer and Shareholder Servicing Agents	42
Portfolio Transactions	43
Portfolio Holdings Disclosure	45
Personal Securities Transactions	47
Proxy Voting Disclosure	47
Process for Delivering Shareholder Communications to the Board of Trustees	48
Independent Registered Public Accounting Firm and Custodian	48
General Information	48
Control Persons and Principal Holders of Securities	49
Fund Service Providers	53
Appendix A -- Proxy Voting Guidelines
Appendix B -- Corporate Bond & Commercial Paper Ratings

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below
Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)	Investment advisor to the Calvert Funds
Calvert Distributors, Inc.	Calvert Investment Distributors, Inc. (“CID”)	Principal underwriter and distributor for the Calvert Funds
Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc. (“CIAS”)	Administrative services provider for the Calvert Funds
Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc. (“CIS”)	Shareholder servicing provider for the Calvert Funds

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

                The following supplemental discussion of principal investment policies and risks applies to each of the Funds, unless otherwise noted.

Floating Rate Securities (applies only to calvert ultra-short income fund)

                Floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

                The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

U.S. Government-Sponsored Obligations

                The Funds may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), commonly known as Fannie Maes and Freddie Macs, respectively.

Fannie Mae and Freddie Mac. Unlike Government National Mortgage Association ("GNMA") certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the United States ("U.S.") Government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.

        In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship with the objective of returning the entities to normal business operations; FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

U.S. Government-Backed Obligations

                The Funds may invest in U.S. Treasury obligations and other U.S. Government-backed obligations.

                U.S. Treasury Obligations. Direct obligations of the U.S. Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).

Ginnie Maes. Debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes, are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.

Other U.S. Government Obligations. The Funds may invest in other obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. Government agency or instrumentality may not be backed by the full faith and credit of the United States.)

FUTURES TRANSACTIONS

Each Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  A Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

                A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, a Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker.  Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.

                A Fund can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

                The purchase and sale of futures contracts is for the purpose of hedging a Fund's holdings of long-term debt securities. Futures contracts based on U.S. Government securities and GNMA certificates historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which mortgage-related securities reacted to the change. If interest rates increase, the value of such securities in the Fund's portfolio would decline, but the value of a short position in futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Thus, if the Fund owns long-term securities and interest rates were expected to increase, it might sell futures contracts rather than sell its holdings of long-term securities. If, on the other hand, the Fund held cash reserves and interest rates were expected to decline, the Fund might enter into futures contracts for the purchase of U.S. Government securities or GNMA certificates and thus take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term securities in the cash market. The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool to manage risk, it might be possible to accomplish the same result easily and quickly.

Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission (“CFTC”). As a series of a registered investment company, each Fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Additional Risks of Futures Contracts.  If a Fund has sold futures to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts that it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract may move more than or less than the price of the securities being hedged. Where the Fund has sold futures to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts and also experience a decline in the value of its portfolio securities.

                A Fund can close out futures positions in the secondary market only on an exchange or board of trade or with an OTC market maker. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily margin payments in the event of adverse price movements.

80% Investment Policy (Calvert Government Fund only).   Calvert Government Fund has a policy to invest at least 80% of its net assets (including borrowings for investment purposes) in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”), futures contracts related to U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.  For the purpose of complying with this 80% investment policy with respect to futures contracts, the Fund does not use the notional value of a futures contract, but rather, uses the “mark-to-market” value (i.e., the unrealized net gain or loss on an open futures contract) of the futures contract.  By calculating the 80% test on the basis of “mark-to-market” value, rather than the notional value, of the futures contracts, the Fund may invest a greater percentage of its assets in such futures contracts than would otherwise be the case.

FOREIGN SECURITIES (ALL FUNDS EXCEPT CALVERT GOVERNMENT FUND)

                Investments in foreign securities may present risks not typically involved in domestic investments. The Funds may purchase foreign securities directly on foreign markets, or those represented by American Depositary Receipts ("ADRs"), and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts. ADRs are U.S. dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' securities, the Funds may possibly avoid some currency and some liquidity risks.  However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. GDRs can involve currency risk since they may not be U.S. – dollar denominated.

                Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.

                U.S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U.S. investors.  In addition, foreign countries may impose withholding and taxes on dividends and interest.

REPURCHASE AGREEMENTS

                Repurchase agreements are arrangements under which a Fund buys a security, and the seller simultaneously agrees to repurchase that security at a mutually agreed upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income.  A Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation, which is the subject of the repurchase agreement.

                Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed to have a security interest in and lien upon such security.  The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Funds' Board of Trustees (the “Board”). In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due a Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS

                Each of the Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. Government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.

                FHLMC has introduced a CMO that is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

below-investment grade, high-yield debt securities (all funds except calvert government fund)

Below investment grade, high-yield debt securities are lower quality debt securities (generally those rated BB or lower by Standard & Poor's Ratings Services ("S&P") or Ba or lower by Moody's Investors Service ("Moody's"), known as "junk bonds").  These securities have moderate to poor protection of principal and interest payments and have speculative characteristics.  (See Appendix B for a description of the ratings.)  A Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization ("NRSRO"), or is an unrated security of comparable quality as determined by the Advisor. Below-investment grade, high-yield debt securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

                The quality limitation set forth in each Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Short-Term Instruments

Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar instruments; (iii) commercial paper; (iv) repurchase agreements; (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund; and (vi) money market funds.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

LEVERAGE (ALL FUNDS EXCEPT CALVERT GOVERNMENT FUND)

To the extent that a Fund makes purchases of securities where borrowing exceeds 5% of the Fund’s total assets, the Fund may engage in transactions which create leverage. In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund’s portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value (“NAV”).

                A Fund’s use of leverage is premised generally upon the expectation that the Fund will achieve a greater return on its investments with the proceeds from the borrowed funds than the additional costs the Fund incurs as a result of such leverage. If the income or capital appreciation from the securities purchased with borrowed funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used.  The Advisor may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Leverage creates risks which may adversely affect the return for shareholders, including:

                 fluctuations in interest rates on borrowings and short-term debt; and

 the potential for a decline in the value of an investment acquired with borrowed funds, while a Fund's obligations under such borrowing remain fixed.  If interest rates rise or if the Fund otherwise incurs losses on its investments, the Fund's NAV attributable to its shares will reflect the resulting decline in the value of its portfolio holdings.

Capital raised through borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased.  A Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on its shares in certain instances.  The Fund may also be required to pledge its assets to lenders in connection with certain types of borrowing.  The Advisor does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies.  These covenants or restrictions may also force a Fund to liquidate investments at times and at prices that are not favorable to the Fund, or to forgo investments that the Advisor otherwise views as favorable.

To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so.  In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial.  The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

To reduce the risks of borrowing, each Fund will limit its borrowings as described in the “Investment Restrictions” section.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

                The following discussion of non-principal investment policies and risks applies to each of the Funds, unless otherwise noted.

Inverse floating rate debt instruments (applies only to calvert ultra-short income fund)

The Fund may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Foreign Money Market Instruments

                Each Fund may invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks. The Federal Deposit Insurance Corporation ("FDIC") does not insure such obligations. Foreign and domestic bank reserve requirements may differ. Payment of interest and principal upon these obligations and the marketability and liquidity of such obligations in the secondary market may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). Examples of governmental actions would be the imposition of exchange or currency controls, interest limitations or withholding taxes on interest income, seizure of assets, or the declaration of a moratorium on the payment of principal or interest. In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Fund may be subject to the risks associated with the holding of such property overseas.

Foreign Securities (applies only to calvert government fund)

                See description of “Foreign Securities” in “Supplemental Information on Principal Investment Policies and Risks.”

Forward Foreign Currency Contracts

                Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Funds may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or decreases in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decrease correspondingly. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or by entering into forward contracts to purchase or sell foreign currencies.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and between the currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

                The Funds may enter into forward foreign currency contracts for two reasons. First, a Fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

                Second, a Fund may have exposure to a particular foreign currency from that Fund's portfolio securities, and the Advisor may anticipate a substantial decline in the value of that currency against the U.S. dollar. Similarly, a Fund may have exposure to a particular currency because of an overweight allocation to that currency in comparison to the Fund's applicable benchmark. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of currency market movement is difficult, and the successful execution of this hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Temporary Defensive Positions

For temporary defensive purposes -- which may include a lack of adequate purchase candidates or an unfavorable market environment -- the Funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The Funds' investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Illiquid Securities

Each Fund may not purchase illiquid securities if more than 15% of the value of its net assets would be invested in such securities.  The Advisor will monitor the amount of illiquid securities in each Fund, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of the securities, and a Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.

Notwithstanding the above, a Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act.  This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the Securities Act.  If the Board determines, based upon a continuing review of Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments.  The Board has adopted guidelines as part of the Pricing Procedures and delegated to the Advisor the daily function of determining the liquidity of restricted securities.  The Board retains sufficient oversight and is ultimately responsible for the determinations.

Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board.

Reverse Repurchase Agreements

Each Fund may invest up to 10% of its net assets in reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. A Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. A Fund intends to enter into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the Fund plans to invest the proceeds exceeds the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transaction. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements, and then only in an amount up to 33 1/3% of the value of their total assets.

                During the time a reverse repurchase agreement is outstanding, the Fund will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities at least equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

                The Funds’ use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, a Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreements, the Fund may have been better off had it not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers that the Advisor believes present minimal credit risks under guidelines adopted by the Board.

Options

                Each Fund may purchase put and call options and write covered call options and secured put options on securities, and may employ a variety of option combination strategies.  In addition, the Funds may write covered call options and secured put options on futures contracts.

                The Funds may engage in such transactions only for hedging purposes, including hedging of the Fund’s cash position. They may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date, and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.

The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by the Fund for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option.  Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.

                Other principal factors that affect the market value of an option include supply and demand, interest rates,  and the current market price and the price volatility of the underlying security.

Purchasing Options.  A Fund will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.

Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  A Fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which the Fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  A Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund.

                Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  A Fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing Options.   A Fund may write certain types of options.  Writing options means that the Fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the Funds may only write covered call options and secured put options, which mitigate these substantial risks.   A call option is deemed “covered” if the Fund owns the security.  A put option is deemed “secured” if the Fund has segregated cash or securities having an aggregate value equal to the total purchase price the Fund will have to pay if the put option is exercised.

Call Options.   A Fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the Fund is obligated to sell that security at the exercise price, this strategy also limits the Fund's ability to benefit from an increase in the price of the security above the exercise price.

Each Fund may write covered call options on securities if the market value of all securities covering call options written by the applicable Fund does not exceed 35% of the market value of the Fund's net assets.  This means that as long as the Fund is obligated as the writer of a call option, the Fund will own the underlying security.  A Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option. A Fund's turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction. When a Fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.

Put Options.   A Fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Fund's acquisition cost for that security.  A Fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the Fund with a partial buffer against a price increase, while providing the Fund with an opportunity to acquire the security at the lower exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the Fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.

A Fund may only write secured put options, which requires the Fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Fund will have to segregate additional assets.  When a Fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the term of the option. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option writer is obligated to sell the underlying foreign currency (in the case of a call option) or buy the underlying foreign currency (in the case of a put option) if it is exercised. However, either seller or buyer may close its position prior to expiration.

                A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it limits the gain which might result from a favorable movement in the value of such currency due to the payment of the option premium. For example, if a Fund held securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

                The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on foreign currencies, except that references therein to securities should instead refer to foreign currencies.

Exchange-Traded Options.   A Fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers.  Options exchanges may provide liquidity in the secondary market. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Fund from closing an options position, which could impair the Fund’s ability to hedge effectively. The inability to close out a written option position may have an adverse effect on the Fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.

The information provided above under “Purchasing Options” and “Writing Options” is applicable to exchange-traded options.

Options on Futures Contracts.    Each Fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  The Funds may also enter into closing transactions with respect to such options to terminate an existing position.

Each Fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.

                The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.

Additional Risks of Options.  If a Fund takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the options that it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of options and movements in prices of the securities which are the subject of the hedge. Thus the price of the option may move more than or less than the price of the securities being hedged. Where the Fund has taken options positions to hedge against a decline in the market, the price of the option may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the option and also experience a decline in the value of its portfolio securities.

The hours of trading for options on U.S. Government securities may not correspond exactly to the hours of trading for the underlying securities. To the extent that the options markets close before the U.S. Government securities markets close, significant movements in rates and prices may occur in the Government securities markets that cannot be reflected in the options markets.

A Fund can close out options on futures in the secondary market only on an exchange or board of trade or with an OTC market maker. Although the Funds intend to purchase or write only such options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option at any particular time. This might prevent a Fund from closing an option on a futures contract, which could require the Fund to make daily margin payments in the event of adverse price movements. If the Fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.

Short Sales

Each Fund may engage in short sales of U.S. Treasury securities for the purposes of managing duration of the Fund. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, a broker retains the proceeds the seller receives from the sale until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Short sales expose the Fund to the risk that it will be required to acquire, cover or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund makes a short sale, it must segregate or “earmark” assets determined to be liquid by the Advisor or otherwise cover its position in a permissible manner.

Interest Only And Principal Only Mortgage-backed Securities

Each Fund may also invest in Interest Only (IO) and Principal Only (PO) mortgage-backed securities. Interest only instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. Interest only securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.

                Principal only instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected. Principal only securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of prepayments and will delay the final payment date.

SWAP AGREEMENTS

                Each of the Funds may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks.  The Funds will only enter into swap agreements for hedging purposes.  The counterparty to any swap agreement must meet credit guidelines as determined by the Advisor.

                The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions.  If the Advisor is incorrect in its forecasts of market variables, the investment performance of a Fund may be less favorable than it would have been if this investment technique were not used.

                Credit default swaps are one type of swap agreement that the Funds may invest in. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer makes regular fixed payments in return for a contingent payment by the seller upon either (i) the occurrence of an observable credit event that affects the issuer of a specified bond or (ii) a change in the credit spread of a specified bond. The contingent payment may compensate the protection buyer for losses suffered as a result of the credit event. If the protection seller defaults on its obligation to make the payment, the Fund would bear the losses resulting from the credit event.  The Fund will only invest in credit default swaps for hedging purposes.

Lending Portfolio Securities

                The Funds may lend portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value loaned will not exceed 33 1/3%of total assets. However, the Funds do not currently intend to loan portfolio securities.

                Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the Funds must be able to terminate such loans upon notice at any time. Each Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.

                Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Fund will make loans of its portfolio securities only to those firms the Advisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Funds will recognize any gain or loss in the market value of the securities during the loan period. The Funds may pay reasonable custodial fees in connection with the loan.

Real Estate Investment Trusts

          The Funds may each invest in investments related to real estate, including real estate investment trusts ("REITs").  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs, which make construction, development and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").  If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by the shareholder.

Below Investment Grade, High Yield Debt Securities (applies only to calvert government fund)

                See description of “Below Investment Grade, High Yield Debt Securities” under “Supplemental Information on Principal Investment Policies and Risks.”

ADDITIONAL RISK DISCLOSURE

Recent Events in the Financial Markets

Since 2008, the United States and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest.  During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The instability in the financial markets has led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment objectives.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

                Each Fund has adopted the following fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund as defined under the 1940 Act. Reference to the “1940 Act” means the Investment Company Act of 1940, as amended.

(1) The Fund may not concentrate investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

(2) The Fund may not issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of a Fund’s total assets (including the amount borrowed).

(3) The Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter.

(4) The Fund may not invest directly in commodities or real estate, although the Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that a Fund may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

(5) The Fund may not lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of a Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under the interpretation of the Securities and Exchange Commission ("SEC") staff, "concentrate" means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

Each Fund may invest up to 10% of its net assets in reverse repurchase agreements.

Under current law, a Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in selling a portfolio security.

Nonfundamental Investment Restrictions

                The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) The Fund will invest, under normal circumstances, at least 80% of its assets (including borrowings for investment purposes) in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”), futures contracts related to U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. (Calvert Government Fund only.)

(2) The Fund will invest, under normal circumstances, at least 80% of its assets (including borrowings for investment purposes) in a portfolio of floating-rate securities and securities with durations of less than or equal to one year  (Calvert Ultra-Short Income Fund only.)

(3) A Fund will not make any purchases of securities if borrowing exceeds 15% of total assets (for Calvert Government Fund, 5% of total assets.)

(4) A Fund may not purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value. (Not applicable to Calvert Government Fund.)

(5) A Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectuses and this SAI, as each may from time to time be amended.

(6) A Fund may not effect short sales of securities, except (a) if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or (b) it may effect short sales of U.S. Treasury securities for the limited purpose of managing the duration of the Fund's portfolio. Such short sales shall be "covered" with an equivalent amount of high quality, liquid securities. For purposes of this restriction, transactions in futures contracts and options are not deemed to constitute selling securities short.

(7) A Fund may not purchase securities on margin, except (1) for use of short-term credit necessary for clearance of purchases and sales of portfolio securities and (2) it may make margin deposits in connection with futures contracts or options on futures or other permissible investments.

(8) A Fund may not purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities.

(9) Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund and Calvert Government Fund each may not purchase or retain securities issued by companies for the purpose of exercising control.

(10) With respect to Fundamental Investment Restriction (2) regarding borrowing, a Fund will aggregate borrowings and reverse repurchase agreements when applying the 33 1/3% limitation.  In order to secure any permitted borrowings and reverse repurchase agreements, a Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

With respect to each Fund, except for the liquidity and borrowing restrictions, any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

                The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. As of September 30, 2010, capital loss carryforwards were as follows:

Calvert Income Fund	$280,847,667
Calvert Short Duration Income Fund	$0
Calvert Long-Term Income Fund	$0
Calvert Ultra-Short Income Fund	$0
Calvert Government Fund	$0

The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction, if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) a Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

                In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

                Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under Sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.

                Many states do not tax the portion of a Fund's dividends that is derived from interest on U.S. Government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. Government obligations. Shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.

NET ASSET VALUE

                The public offering price of the shares of each Fund is the respective NAV per share (plus, for Class A shares, the applicable sales charge). A Fund's NAV per share is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class. The NAV fluctuates based on the market value of each Fund's investments. The NAV per share of each of the Funds is determined every business day as of the close of the regular session of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). The Funds do not determine NAV on certain national holidays or other days on which the NYSE is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In calculating NAV, each Fund follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date.  This practice is known as “trade date plus one” or “T + 1 accounting”.  Thus, changes in holdings of portfolio securities are reflected in the first calculation of NAV on the first business day following the trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on the trade date.

                Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.

Net Asset Value and Offering Price Per Share, as of September 30, 2010

Income Fund

Class A net asset value per share	$16.12
($2,321,498,817/144,002,094 shares)	=====
Maximum sales charge, Class A (3.75% of offering price)	$0.63

Offering price per share, Class A	$16.75
=====
Class B net asset value and offering price per share	$16.05
($38,770,132/2,416,284 shares)	=====

Class C net asset value and offering price per share	$16.12
$303,614,630/18,840,069 shares)	=====

Class I net asset value and offering price per share	$16.14
($261,542,118/16,206,333 shares)	=====

Class R net asset value and offering price per share	$16.22
($12,305,623/758,756 shares)	=====

Class Y net asset value and offering price per share	$16.29
($104,673,997/6,425,075 shares)	=====

Short Duration Income Fund

Class A net asset value per share	$16.64
($2,002,448,546/120,326,080 shares)	=====
Maximum sales charge, Class A (2.75% of offering price)	$0.47

Offering price per share, Class A	$17.11 =====

Class C net asset value and offering price per share	$16.58
($337,866,160/20,380,733 shares)	=====

Class I net asset value and offering price per share	$16.71
($59,348,301/3,552,511 shares)	=====

Class Y net asset value and offering price per share	$16.79
($1,062,397,409/63,281,658 shares)	=====

Long-Term Income Fund

Class A net asset value per share	$17.96
($139,900,512/7,788,178 shares)	=====
Maximum sales charge, Class A (3.75% of offering price)	$0.70

Offering price per share, Class A	$18.66
=====
Ultra-Short Income Fund

Class A net asset value per share	$15.77
($241,253,598/15,294,638 shares)	=====
Maximum sales charge, Class A (1.25% of offering price)	$0.20
Offering price per share, Class A	$15.97
=====
Class Y net asset value per share and offering price per share	$15.81
($37,269,949/2,357,383 shares)	=====

Government Fund

Class A net asset value per share	$16.63
($3,950,830/237,634 shares)	=====
Maximum sales charge, Class A (3.75% of offering price)	$0.65

Offering price per share, Class A	$17.28
=====
Class C net asset value and offering price per share	$16.58
($1,154,422/69,620 shares)	=====

 *No information is available for Class I shares because the class inception date is anticipated to be April 30, 2011.

CALCULATION OF YIELD AND TOTAL RETURN

Yield

                From time to time, each Fund may advertise its "yield." Yield is calculated separately for each class of a Fund. Yield quotations are historical, and are not intended to indicate future performance. "Yield" quotations refer to the aggregate imputed yield-to-maturity of each of the Fund's investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares which are entitled to receive dividends, times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. Each Fund's yield is computed according to the following formula:

Yield = 2[(a-b/cd+1)6 - 1]

where a = dividends and interest earned during the period using the aggregate imputed yield-to-maturity for each of the Fund's investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the yield for each Fund for the month ended September 30, 2010, was as follows:

Yield for Month Ended September 30, 2010

	Class A	Class B	Class C	Class I	Class R	Class Y

Income Fund	2.75%	1.98%	2.16%	3.54%	2.64%	3.27%
Short Duration Income Fund	1.82%	N/A	1.15%	2.44%	N/A	2.14%
Long-Term Income Fund	2.80%	N/A	N/A	N/A	N/A	N/A
Ultra-Short Income Fund	1.64%	N/A	N/A	N/A	N/A	1.74%
Government Fund	0.63%	N/A	-0.31%	N/A*	N/A	N/A

 *No information is available for Class I shares because the class inception date is anticipated to be April 30, 2011.

Yield will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Fund's performance in meeting its investment objective.

Total Return

                Each Fund may advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of the Fund’s Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return after taxes on distributions is computed according to the following formula:

P(1 + T)n = ATVD

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distribution); n = number of years, and ATVD  = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

                Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 + T)n = ATVDR

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

                Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Fund's maximum sales charge ("return with maximum load"), except quotations of return "without maximum load" (or "without CDSC" or "at NAV") which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I and Class R shares do not have a sales charge.

                In the tables below, after-tax returns are shown only for Class A shares. The standardized total return for Class R shares of the Calvert Income Fund is "linked" to the Class A total return for the period prior to October 31, 2006, the inception date for Class R shares. Class R investment performance results for Calvert Income Fund for the period prior to October 31, 2006 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to Class R shares. The standardized total returns for Class Y shares of Calvert Income Fund, Calvert Short Duration Income Fund and Calvert Ultra-Short Income Fund are "linked" to the Class A total returns for the respective Fund as follows: for Calvert Income Fund and Calvert Short Duration Income Fund, for the period prior to February 29, 2008 (inception date for the Funds’ Class Y shares); and for Calvert Ultra-Short Income Fund, for the period prior to May 28, 2010 (inception date for the Fund’s Class Y shares). Class Y investment performance results for Calvert Income Fund and Calvert Short Duration Income Fund for the period prior to February 29, 2008, and for Calvert Ultra-Short Income Fund, for the period prior to May 28, 2010, are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.  The standardized total return for Class I shares of Calvert Government Fund is "linked" to the Class A total return for the period prior to April 30, 2011, the anticipated inception date for Class I shares. Class I investment performance results for Calvert Government Fund for the period prior to April 30, 2011 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Actual Class I share performance would have been higher than Class A share performance because Class I, unlike Class A, has no Rule 12b-1 fees.

Returns for the Funds' shares for the periods indicated are as follows:

      Calvert Income Fund

      Before Taxes

Periods Ended	Class A		Class B		Class C		Class I	Class R
September 30, 2010	Total Return		Total Return		Total Return		Total Return	Total Return
	With	Without	With	Without	With	Without
	Maximum Load		CDSC		CDSC
One Year	4.01%	8.06%	3.16%	7.16%	6.36%	7.36%	8.84%	7.81%
Five Years	3.16%	3.95%	3.09%	3.09%	3.24%	3.24%	4.64%	3.74%
Ten Years	5.57%	5.97%	5.13%	5.13%	5.19%	5.19%	6.62%	5.86%
Since Inception*	8.28%	8.43%	5.13%	5.13%	5.26%	5.26%	6.78%	8.39%

Before Taxes
Periods Ended	Class Y
September 30, 2010	Total Return

One Year	8.52%
Five Years	4.17%
Ten Years	6.08%
Since Inception*	8.47%

After Taxes on Distributions
Periods Ended	Class A
September 30, 2010	Total Return
With
Maximum Load
One Year	2.81%
Five Years	1.46%
Ten Years	3.34%
From Inception	5.93%

After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2010	Total Return
With
Maximum Load
One Year	2.59%
Five Years	1.71%
Ten Years	3.43%
From Inception	5.94%

*      October 12, 1982 for Class A.

        July 30, 1999 for Class B.

        July 31, 2000 for Class C.

        February 26, 1999 for Class I.

         October 31, 2006 for Class R is the actual inception date. As stated above, however, Class R investment performance, including "since inception" performance, is "linked" to Class A at NAV performance for the period prior to October 31, 2006.

        February 29, 2008 for Class Y is the actual inception date. As stated above, however, Class Y investment performance, including "since inception" performance, is "linked" to Class A at NAV performance for the period prior to February 29, 2008.

Calvert Short Duration Income Fund

Before Taxes

Periods Ended	Class A		Class C		Class I	Class Y
September 30, 2010	Total Return		Total Return		Total Return	Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	1.99%	4.90%	3.18%	4.18%	5.53%	5.24%
Five Years	4.71%	5.30%	4.48%	4.48%	5.71%	5.43%
Ten years	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	5.68%	6.02%	4.51%	4.51%	6.17%	6.09%

After Taxes on Distributions
Periods Ended	Class A
September 30, 2010	Total Return
With
Maximum Load
One Year	0.64%
Five Years	3.08%
Ten Years	N/A
Since Inception*	3.97%

After Taxes on Distributions and Sale of Fund Shares

Periods Ended	Class A
September 30, 2010	Total Return
With
Maximum Load
One Year	1.28%
Five Years	3.05%
Ten Years	N/A
Since Inception*	3.86%

*	January 31, 2002 for Class A.
October 1, 2002 for Class C.
February 26, 2002 for Class I.

        February 29, 2008 for Class Y is the actual inception date. As stated above, however, Class Y investment performance, including "since inception" performance, is "linked" to Class A at NAV performance for the period prior to February 29, 2008.

Calvert Long-Term Income Fund

Before Taxes

Periods Ended	Class A
September 30, 2010	Total Return
	With	Without
	Maximum Load
One Year	7.92%	12.13%
Five Years	8.70%	9.52%
Ten Years	N/A	N/A
Since Inception*	8.49%	9.20%

After Taxes on Distributions

Periods Ended	Class A
September 30, 2010	Total Return
With
Maximum Load
One Year	4.81%
Five Years	6.42%
Ten Years	N/A
Since Inception*	6.40%

After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2010	Total Return
With
Maximum Load
One Year	5.10%
Five Years	6.09%
Ten Years	N/A
Since Inception*	6.04%

*  December 31 for Class A.

Calvert Ultra-Short Income Fund

Before Taxes

Periods Ended	Class A		Class Y
September 30, 2010	Total Return		Total Return
	With	Without
Maximum Load
One Year	1.76%	3.07%	3.17%
Five Years	N/A	N/A	N/A
Ten Years	N/A	N/A	N/A
Since Inception*	4.30%	4.63%	4.66%

After Taxes on Distributions
Periods Ended	Class A
September 30, 2010	Total Return
With
Maximum Load
One Year	1.12%
Five Years	N/A
Ten Years	N/A
Since Inception*	3.12%

After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2010	Total Return
With
Maximum Load
One Year	1.14%
Five Years	N/A
Ten Years	N/A
Since Inception*	2.97%

*

October 31, 2006 for Class A.

May 28, 2010 for Class Y is the actual inception date.  As stated above, however, Class Y investment performance, including “since inception” performance, is “linked” to Class A at NAV performance for the period prior to May 28, 2010.

Calvert Government Fund

Before Taxes

Periods Ended	Class A		Class C		Class I
September 30, 2010	Total Return		Total Return		Total Return
	With	Without	With	Without
	Maximum Load		Maximum Load		Maximum Load
One Year	3.22%	7.25%	5.25%	6.25%	7.25%
Five Years	N/A	N/A	N/A	N/A	N/A
Ten Years	N/A	N/A	N/A	N/A	N/A
Since Inception*	6.42%	8.76%	7.81%	7.81%	8.76%

After Taxes on Distributions
Periods Ended	Class A
September 30, 2010	Total Return
With
Maximum Load
One Year	1.86%
Five Years	N/A
Ten Years	N/A
Since Inception*	5.55%

After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2010	Total Return
With
Maximum Load
One Year	2.18%
Five Years	N/A
Ten Years	N/A
Since Inception*	4.99%

*	December 31, 2008 for Class A and Class C.

        April 30, 2011 for Class I is the actual inception date. As stated above, however, Class I investment performance, including "since inception" performance, is "linked" to Class A at NAV performance for the period prior to April 30, 2011.

Total return, like yield and NAV per share, fluctuates in response to changes in market conditions.  Neither total return nor yield for any particular time period should be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders.  Such broker/dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order.  The customer orders will be priced at the Fund's Net Asset Value next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.

Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.

Each Fund has filed a notice of election under Rule 18f-1 with the SEC.  The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the NAV of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)  The notice of election is irrevocable while Rule 18f-1 is in effect unless the Commission permits the withdrawal of such notice.

                See the prospectus for more details on purchases and redemptions.

TRUSTEES AND OFFICERS

                The Board of Trustees supervises each Fund’s activities and reviews its contracts with companies that provide it with services.  Business information about the Trustees and Officers as well as information regarding the experience, qualifications, attributes and skills of the Trustees is provided below.  Independent Trustees refers to those Trustees who are not “interested persons” as that term is defined in the 1940 Act and the rules thereunder.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

# of Calvert Portfolios Overseen

Other Directorships

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 62	Trustee	1980	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	27	None
DOUGLAS E. FELDMAN, M.D. AGE: 62	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	11	None
JOHN G. GUFFEY, JR. AGE: 62	Trustee	1980	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	27	 Ariel Funds (3)  Calvert Social Investment Foundation  Calvert Ventures, LLC

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

# of Calvert Portfolios Overseen

Other Directorships

M. CHARITO KRUVANT AGE: 65

	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	 Acacia Federal Savings Bank  Summit Foundation WETA Public Broadcasting

Anthony A. Williams AGE:  59

	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	12	 Freddie Mac  Meruelo Maddux Properties, Inc.  Weston Solutions, Inc.  Bipartisan Debt Reduction Task Force  Chesapeake Bay Foundation  Catholic University of America  Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK* AGE: 58

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	49	 Calvert Social Investment Foundation  Pepco Holdings, Inc.  Acacia Life Insurance Company (Chair)
D. Wayne Silby, Esq.* AGE: 62	Trustee & Chair	1980	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	27	 UNIFI Mutual Holding Company  Calvert Social Investment Foundation  Giving Assets, Inc.  Studio School Fund  Syntao.com China  The ICE Organization

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

officers
KAREN BECKER AGE: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for the Advisor.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
JENNIFER S. BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 46	Vice President	2004	Vice President of the Advisor.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc. and Chief Compliance Officer for the Advisor and CID.
PATRICK FAUL AGE: 46	Vice President	2010

Vice President of the Advisor since 2008, and Head of Credit Research for the Advisor since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for the Advisor.

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY G. HABEEB AGE: 60	Vice President	2004	Senior Vice President of the Advisor.
HUI PING HO, CPA AGE: 46	Assistant Treasurer	2000	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL, Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of the Advisor.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE A. TRUNOW AGE: 43	Vice President	2008

Senior Vice President of the Advisor, and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1979	Senior Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999	Vice President of Fund Administration of CIAS.

* Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of each Fund's Advisor and certain affiliates.  Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund's Advisor.

The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009.  As of December 31, 2010, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund (except Calvert Government Fund). Trustees and officers of Calvert Government Fund as a group owned 2.0% of the outstanding shares of the Fund.

Additional Information about the Trustees

The Board of Trustees believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  The Board of Trustees has also considered the contributions that each Trustee can make to the Board and the Funds.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:  Mr. Baird, experience as a chief executive officer of a non-profit corporation; Dr. Feldman, experience as the managing partner of a private medical practice, experience in academia and medical leadership experience; Mr. Guffey, experience as a director and officer of private companies and experience as a board member of various organizations; Ms. Kruvant, experience as a chief executive officer of a private company and experience as a board member of various organizations; Mr. Williams, experience as the mayor of the District of Columbia and as a board member of various organizations; Ms. Krumsiek, leadership roles within the Advisor and certain of its affiliates and experience as a board member of various organizations; and Mr. Silby, experience as a director and officer of private companies and experience as a board member of various organizations.  References to the experience, qualifications, attributes and/or skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Trustee or on the Board by reason thereof.

Board Structure

The Board is responsible for overseeing the management and operations of the Funds.  The Board consists of five Independent Trustees and two Trustees who are interested persons of the Funds.  D. Wayne Silby, who is an interested person of the Funds, serves as Chairperson of the Board.  The Board  has two standing Committees:  the Governance Committee and the Audit Committee.  Each of the Governance Committee and Audit Committee is chaired by an Independent Trustee and composed solely of Independent Trustees.  Although the Board has not designated a lead independent trustee, the Chair of the Governance Committee acts as a liaison between Fund management and the Independent Trustees.  In addition, the Chairs of the Governance Committee and Audit Committee work with Fund management in formulating agendas for Board and Committee meetings.

Through the Governance and Audit Committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for Fund management.  The Independent Trustees also regularly meet outside the presence of Fund management and are advised by independent legal counsel.  The Board has determined that its committees help ensure that the Funds have effective and independent governance and oversight.  The Board has also determined that its leadership structure is appropriate given the Advisor’s sponsorship of the Funds, that investors have selected the Advisor to provide overall management to the Funds, and the Chairperson’s senior leadership role within the Advisor’s parent company.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Governance Committee addresses matters of fund governance, including policies on Trustee compensation and on Board and Committee structure and responsibilities; the functions of the Governance Committee of the Board also include those of a nominating committee, e.g., initiation and consideration of the nominations for the appointment or election of Independent Trustees of the Board. These matters were addressed in meetings held four times in the past fiscal year.  The current members of this Committee are Ms. Kruvant and Messrs. Baird, Feldman, Guffey and Williams, each an Independent Trustee.

The Audit Committee approves and recommends to the Board independent public accountants to conduct the annual audit of the Funds’ financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services.  In addition, the Audit Committee meets with the Funds’ independent public accountants and representatives of management to review accounting activities and areas of financial reporting and control.  These matters were addressed in meetings held five times in the past fiscal year. The current members of this Committee are Ms. Kruvant and Messrs. Baird, Feldman and Williams, each an Independent Trustee.

The Board of the Funds has retained Lipper Analytical Services, Inc. to provide the Board with an independent analysis of investment performance and expenses for each Fund, in connection with the Board’s annual consideration of the renewal of the Funds’ investment advisory and underwriting agreements, as required by Section 15(c) of the 1940 Act.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Funds is the Board’s oversight of the risk management of the Funds’ investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Funds, the Advisor, and other service providers to the Funds have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board of Trustees exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Advisor and the Funds, including the Funds’ Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the Audit Committee receive regular reports from the Funds’ independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Funds’ CCO regarding the operation of the compliance policies and procedures of the Funds and its primary service providers.  The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities.  The Board also receives reports from the Funds’ primary service providers regarding their operations as they relate to the Funds.

Trustees’ Ownership of Fund Shares

                The Trustees owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2010:

Calvert Income Fund

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Independent Trustees
Richard L. Baird, Jr.	>$100,000	>$100,000
Douglas E. Feldman	None	$50,001-$100,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
M. Charito Kruvant	$50,001-$100,000	>$100,000
Anthony A. Williams	None	None

Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$50,001-$100,000	>$100,000

Calvert Short Duration Income Fund

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Independent Trustees
Richard L. Baird, Jr.	None	>$100,000
Douglas E. Feldman	None	$50,001-$100,000
John G. Guffey, Jr.	>$100,000	>$100,000
M. Charito Kruvant	None	>$100,000
Anthony A. Williams	None	None

Interested Trustees

Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000

Calvert Long-Term Income Fund

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Independent Trustees
Richard L. Baird, Jr.	None	>$100,000
Douglas E. Feldman	None	$50,001-$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
M. Charito Kruvant	None	>$100,000
Anthony A. Williams	None	None

Interested Trustees

Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	None	>$100,000

Calvert Ultra-Short Income Fund

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Independent Trustees
Richard L. Baird, Jr.	None	>$100,000
Douglas E. Feldman	None	$50,001-$100,000
John G. Guffey, Jr.	>$100,000	>$100,000
M. Charito Kruvant	None	>$100,000
Anthony A. Williams	None	None

Interested Trustees

D. Wayne Silby	None	>$100,000
Barbara J. Krumsiek	None	>$100,000

Calvert Government Fund

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Independent Trustees
Richard L. Baird, Jr.	None	>$100,000
Douglas E. Feldman	None	$50,001-$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
M. Charito Kruvant	None	>$100,000
Anthony A. Williams	None	None

Interested Trustees

D. Wayne Silby	None	>$100,000
Barbara J. Krumsiek	None	>$100,000

Trustee Compensation Table

The Calvert Fund

                The following table (unaudited numbers) set forth information describing the compensation of each Trustee for his/her services to the Funds for the Funds’ most recent fiscal year ended September 30, 2010, and to all of the portfolios in the Fund Complex. Each Fund within The Calvert Fund is responsible for a proportionate share of these payments.

Name of Person, Position	Aggregate Compensation From Fund (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Total Compensation From Fund and Fund Complex Paid to Directors****
Richard L. Baird, Jr.** (Trustee)	$53,368	$26,152	$126,500
Douglas E. Feldman (Trustee)	$54,430	$0	$64,750
John G. Guffey, Jr.** (Trustee)	$38,856	$6,932	$111,750
M. Charito Kruvant** (Trustee)	$54,430	$0	$131,250
Barbara J. Krumsiek* (Trustee & President)	$0	$0	$0
D. Wayne Silby, Esq.*,** (Trustee & Chair)	$37,383	$12,770	$104,500
Anthony A. Williams (Trustee)	$29,466	$0	$48,500

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of the Advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a Director of the parent company of the Advisor.

**Messrs. Baird, Guffey and Silby and Ms. Kruvant have chosen to defer a portion of their compensation. As of September 30, 2010, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $345,781; $392,824; $598,008; and $449,451 for each of them, respectively.

***As of September 30, 2010, the Fund Complex consisted of fifty-one (51) Funds.

                Trustees not affiliated with the Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any Calvert Fund through the Trustees Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund's assets, liabilities, net assets, and net income per share.

INVESTMENT ADVISOR

                The Funds’ Investment Advisor is Calvert Investment Management, Inc. (“Calvert or the Advisor”), a subsidiary of Calvert Investments, Inc., which is a subsidiary of UNIFI Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of the Board of Trustees. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees who are employees of the Advisor or its affiliates. The Funds pay all their other respective administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Trustees, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and business fees; expenses of printing and mailing reports, notices, prospectuses and proxy material to shareholders; shareholder meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the Prospectus fee table footnotes, the Funds have an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Funds’ uninvested cash balances.  These credits are used to reduce Fund expenses.  In those Funds where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater cash balances at the custodian, since it receives the benefit of any expense offset credit. The Board of Trustees periodically reviews and evaluates the expense offset arrangement.

Under the Investment Advisory Agreement, for its services, the Advisor receives an annual fee, payable monthly, of 0.40% of the first $2 billion of the average daily net assets of Calvert Income Fund, 0.375% of all assets above $2 billion up to $7.5 billion, 0.35% of all assets above $7.5 billion up to $10 billion, and 0.325% of all assets above $10 billion; 0.35% of the first $750 million of the average daily net assets of Calvert Short Duration Income Fund, 0.325% of the next $750 million, 0.30% of the next $2 billion, and 0.275% of all assets in excess of $3.5 billion; 0.40% of the average daily net assets each of Calvert Long-Term Income Fund and Calvert Government Fund; and 0.30% of the first $1 billion of the average daily net assets of Calvert Ultra-Short Income Fund and 0.29% of all assets above $1 billion.

The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Fund for expenses; and (iii) pay broker/dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of the Fund, except as noted in the Fund’s Prospectus. Investment advisory fees are allocated among classes as a Fund-level expense based on net assets.

                The following chart shows the Investment Advisory fees paid to the Advisor by the Funds for the past three fiscal years:

	2008	2009	2010
Calvert Income Fund	$23,359,832	$15,888,029	$13,281,951
Calvert Short Duration Income Fund	$3,325,132	$5,356,941	$9,060,977
Calvert Long-Term Income Fund	$79,486	$193,517	$405,042
Calvert Ultra-Short Income Fund	$25,269	$162,738	$621,916
Calvert Government Fund	N/A	$4,677*	$11,155

*From inception 12/31/08 through 9/30/09.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Fund’s Portfolio Managers, identified in the applicable Prospectus of the Fund, is provided below.

A.            Other Accounts Managed by Portfolio Managers of the Funds

The following Portfolio Managers of the Funds are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below.  This information includes accounts managed by any group which includes the identified Portfolio Manager.  The “Other Accounts" category includes accounts managed in the Portfolio Manager’s personal as well as professional capacities.

CALVERT INCOME FUND

Calvert:

Gregory Habeeb

Accounts Managed other than Calvert Income Fund as of September 30, 2010	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	11	0	0
Total Assets in Other Accounts Managed	$5,216,916,963	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert:

Michael Abramo

Accounts Managed other than Calvert Income Fund as of September 30, 2010	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

CALVERT SHORT DURATION INCOME FUND

Calvert:

Gregory Habeeb

Accounts Managed other than Calvert Short Duration Income Fund as of September 30, 2010	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	11	0	0
Total Assets in Other Accounts Managed	$4,808,956,496	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert:

Matthew Duch

Accounts Managed other than Calvert Short Duration Income Fund as of September 30, 2010	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	0	0
Total Assets in Other Accounts Managed	$45,668,561	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert:

Mauricio Agudelo

Accounts Managed other than Calvert Short Duration Income Fund as of December 31, 2010	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

CALVERT LONG-TERM INCOME FUND

Calvert:

Gregory Habeeb

Accounts Managed other than Calvert Long-Term Income Fund as of September 30, 2010	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	11	0	0
Total Assets in Other Accounts Managed	$8,126,575,191	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert:

Mauricio Agudelo

Accounts Managed other than Calvert Long-Term Income Fund as of December 31, 2010	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

CALVERT ULTRA-SHORT INCOME FUND

Calvert:

Gregory Habeeb

Accounts Managed other than Calvert Ultra-Short Income Fund as of September 30, 2010	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	11	0	0
Total Assets in Other Accounts Managed	$7,985,604,775	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert:

Michael Abramo

Accounts Managed other than Calvert Ultra-Short Income Fund as of December 31, 2010	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	0	0
Total Assets in Other Accounts Managed	$2,730,379,138	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert:

Mauricio Agudelo

Accounts Managed other than Calvert Ultra-Short Income Fund as of December 31, 2010	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

CALVERT GOVERNMENT FUND

Calvert:

Gregory Habeeb

Accounts Managed other than Calvert Government Fund as of September 30, 2010	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	11	0	0
Total Assets in Other Accounts Managed	$8,268,689,462	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

B.        Potential Conflicts of Interest in Managing a Fund and Other Accounts

The following describes material conflicts of interest, which may potentially arise in connection with the management of a Fund’s investments by a Portfolio Manager and that individual’s simultaneous management of the investments of any other accounts listed in this SAI.  See “Other Accounts Managed by Portfolio Managers of the Funds” above.

Because the Portfolio Managers have responsibility for managing more than one account, potential conflicts of interest may arise.  Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  The Portfolio Managers for the Funds are aware of and abide by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts.  Each Fund relies on an equitable allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment.  In addition, performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

C.        Compensation of Portfolio Managers of the Funds

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Fund, the Advisor of the Fund, or any other sources with respect to management of the Fund, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI.  See “Other Accounts Managed by Portfolio Managers of the Funds” above.

Gregory Habeeb, Michael Abramo, Matthew Duch and Mauricio Agudelo

                The following compensation information is identical with respect to Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund and Calvert Government Fund as well as the respective Other Accounts listed above in relation to these Funds and managed by each of the identified Portfolio Managers.

Compensation with Respect to Management of Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund and Calvert Government Fund and Other Accounts as of September 30, 2010.

 (Calvert Income Fund and Calvert Ultra-Short Income Fund (as of January 31, 2011) only for Michael Abramo; Calvert Short Duration Income Fund only for Matthew Duch; Calvert Short Duration Income Fund, Calvert Long-Term Income Fund and Calvert Ultra-Short Income Fund only for Mauricio Agudelo, as of January 31, 2011)

Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers/standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor, long- and short-term performance of Funds overseen, relative to Fund benchmarks and growth in Fund assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

D.        Securities Ownership of Portfolio Managers of the Funds

                With respect to each Portfolio Manager identified in the Prospectus, the following information sets forth the Portfolio Manager’s beneficial ownership of securities as of September 30, 2010 in the Fund(s) managed by that individual.  The securities were valued as of September 30, 2010.  (Specified ranges: none; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership
Calvert Income Fund	Calvert	Gregory Habeeb	$500,001 – $1,000,000
		Michael Abramo	None

Calvert Short Duration Income Fund

	Calvert	Gregory Habeeb	$100,001 -$500,000
		Matthew Duch	$10,001 – $50,000
		Mauricio Agudelo	$10,001 - $50,000
Calvert Long-Term Income Fund	Calvert	Gregory Habeeb	None
		Mauricio Agudelo	None
Calvert Ultra-Short Income Fund	Calvert	Gregory Habeeb	$100,001 – $500,000
		Michael Abramo	$10,001 - $50,000
		Mauricio Agudelo	None
Calvert Government Fund	Calvert	Gregory Habeeb	$100,001 – $500,000

ADMINISTRATIVE SERVICES AGENT

Calvert Investment Administrative Services, Inc (“CIAS”), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CIAS receives an annual administrative service fee payable monthly (as a percentage of average daily net assets) of 0.30% of the first $3 billion of the average daily net assets of Classes A, B, C, R and Y of Calvert Income Fund, 0.25% of the next $2 billion of all Class A, B, C, R and Y assets of the Fund and 0.225% of all class A, B, C, R and Y assets of the Fund in excess of $5 billion; 0.30% of the first $1.5 billion of the average daily net assets for Class A, C and Y of Calvert Short Duration Income Fund and 0.275% of all Class A, C and Y assets in excess of $1.5 billion; 0.275% for Class A of Calvert Long-Term Income Fund; 0.25% for Class A and Class Y of Calvert Ultra-Short Income Fund; 0.15% for Class A and Class C of Calvert Government Fund; and 0.10% for Class I for Calvert Income Fund and Calvert Short Duration Income Fund and Calvert Government Fund.

The following chart shows the administrative fees paid to CIAS by the Funds for the past three fiscal years:

	2008	2009	2010
Calvert Income Fund	$15,737,217	$11,106,966	$9,427,382
Calvert Short Duration Income Fund	$2,896,754	$4,752,002	$8,075,093
Calvert Long-Term Income Fund	$59,614	$145,138	$303,782
Calvert Ultra-Short Income Fund	$21,057	$135,615	$518,264
Calvert Government Fund	N/A	$1,754*	$19,953

______________

*From inception 12/31/08 through 9/30/09.

METHOD OF DISTRIBUTION

                Calvert Investment Distributors, Inc. ("CID") is the principal underwriter and distributor for the Funds.  CDI is an affiliate of each Fund’s Advisor. Under the terms of its underwriting agreement with the Funds, CID markets and distributes the Funds' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

                Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted Distribution Plans ("Plans"), which permit the Funds to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.50% of Class A’s average daily net assets. However, the Board has determined that, until further action by the Board, no Fund shall pay Class A distribution expenses in excess of 0.25% of its average daily net assets. Expenses under the Class B Plan of Calvert Income Fund and expenses under the Class C Plans for Calvert Income Fund, Calvert Short Duration Income Fund and Calvert Government Fund may not exceed, on an annual basis, 1.00% of the respective Fund’s Class B or Class C average daily net assets.  Neither Class I nor Class Y has a Plan.  Expenses under the Class R Plan of Calvert Income Fund may not exceed, on an annual basis, 0.75% of Class R’s average daily net assets.  A Fund’s Class A Plan reimburses CID only for expenses it incurs, while the Class B, C and R Plans compensate CID at a set rate regardless of CID's expenses.  Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, compensation to broker/dealers, underwriters, and salespersons, and, for Class B, interest and finance charges.

                The Funds' Plans were approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Funds (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Funds are committed to the discretion of such independent Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

                The Plans may be terminated by vote of a majority of the independent Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund. If a Fund should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CID and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the independent Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board.

                As noted above, distribution and shareholder servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Funds as part of the annual operating expenses).  In addition to these payments, the Advisor, CID and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds.  The Advisor, CID and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.  This list may be changed from time to time. As of December 31, 2010, the Advisor, CID and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Charles Schwab & Co., Inc., CUSO, Fidelity, J.P. Morgan, LPL Financial Services, Marshall & Ilsley, Merrill Lynch, Morgan Stanley Smith Barney, National Financial Services, LLC, Pershing, Prudential Investment Management Services, SunGard Institutional Brokerage Inc., Thrivent Financial for Lutherans, UBS Financial Services, Wells Fargo Advisors, and Wells Fargo Investments.

Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers. The Advisor does not use Fund brokerage to compensate broker/dealers for the sale of Fund shares.

The Funds have entered into an agreement with CID as principal underwriter. CID makes a continuous offering of each Fund's securities on a "best efforts" basis. Under the terms of the agreement, CID is entitled to receive a distribution fee and a service fee from the Funds based on the average daily net assets of each Fund’s respective classes. These fees are paid pursuant to the Funds' Plan.

Total Plan Expenses paid to CID by the Funds for the fiscal year ended September 30, 2010 were:

	Class A	Class B	Class C	Class R
Calvert Income Fund	$6,680,201	$482,258	$3,351,526	$59,722
Calvert Short Duration Income Fund	$5,311,208	N/A	$2,893,553	N/A
Calvert Long-Term Income Fund	$253,151	N/A	N/A	N/A
Calvert Ultra-Short Income Fund	$498,207	N/A	N/A	N/A
Calvert Government Fund	$6,087	N/A	$3,540	N/A

______________

                For the fiscal year ended September 30, 2010, the Funds’ Plan expenses for each class were spent for the following purposes:

Calvert Income Fund	Class A	Class B	Class C	Class R
Compensation to broker/dealers	$6,680,201	$129,065	$3,141,450	$59,722
Compensation to sales personnel	$0	$0	$0	$0
Advertising	$0	$0	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0	$0	$0
Compensation to underwriters	$0	$353,193	$210,076	$60
Interest, financing charges	$0	$0	$0	$0
Other	$0	$0	$0	$0

Calvert Short Duration Income Fund	Class A	Class C
Compensation to broker/dealers	$5,311,208	$1,177,380
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0
Compensation to underwriters	$0	$1,716,173
Interest, financing charges	$0	$0
Other	$0	$0

Calvert Long-Term Income Fund	Class A
Compensation to broker/dealers	$239,388
Compensation to sales personnel	$6,781
Advertising	$5,006
Printing and mailing of prospectuses
to other than current shareholders	$1,976
Compensation to underwriters	$0
Interest, financing charges	$0
Other	$0

Calvert Ultra-Short Income Fund	Class A
Compensation to broker/dealers	$484,502
Compensation to sales personnel	$0
Advertising	$9,538
Printing and mailing of prospectuses
to other than current shareholders	$4,167
Compensation to underwriters	$0
Interest, financing charges	$0
Other	$0

Calvert Government Fund	Class A	Class C
Compensation to broker/dealers	$6,087	$611
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0
Compensation to underwriters	$0	$2,929
Interest, financing charges	$0	$0
Other	$0	$0

___________

Calvert Income Fund, Calvert Long-Term Income Fund and Calvert Government Fund

Class A shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of Investment	offering	net amount	Brokers as a % of

price

invested

offering price

Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%*

Calvert Short Duration Income Fund

Class A shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of Investment	offering	net amount	Brokers as a % of

price

invested

offering price

Less than $50,000	2.75%	2.83%	2.25%
$50,000 but less than $100,000	2.25%	2.30%	1.75%
$100,000 but less than $250,000	1.75%	1.78%	1.25%
$250,000 but less than $500,000	1.25%	1.27%	0.95%
$500,000 but less than $1,000,000	1.0%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%*

Calvert Ultra-Short Income Fund

Class A shares are offered at net asset value plus a front-end sales charge as follows:

Amount of Investment	As a % of offering price	As a % of net amount Invested	Allowed to Brokers as a % of offering price
Less than $50,000	1.25%	1.27%	1.00%
$50,000 but less than $100,000	1.00%	1.01%	0.75%
$100,000 but less than $250,000	0.75%	0.76%	0.50%
$250,000 and over	0.00%*	0.00%*	0.00%*

* Purchases of Class A shares in Calvert Income Fund, Calvert Long-Term Income Fund and Calvert Government Fund at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid are subject to a CDSC of 0.80%.  Purchases of Class A shares in Calvert Short Duration Income Fund at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid are subject to a CDSC of 0.50%.  Purchases of Class A shares in Calvert Ultra-Short Income Fund at NAV for accounts with $250,000 or more on which a finder’s fee has been paid are subject to a 12-month CDSC of 1.00%.  (See "Choosing a Share Class” in the Prospectus).

                CID receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CID (i.e., not reallowed to dealers) for the last three fiscal years were:

Calvert Income Fund

Fiscal Year

2008

2009

2010

	Gross	Net	Gross	Net	Gross	Net
Class A	$468,163	$367,431	$170,345	$123,038	$147,387	$98,322

Class B	$0		$0		$0

Class C	$88,335		$105,631		$24,447

Calvert Short Duration Income Fund

Fiscal Year

2008

2009

2010

	Gross	Net	Gross	Net	Gross	Net
Class A	$159,324	$133,067	$213,531	$172,037	$308,484	$246,280

Class C	$24,401		$77,660		$115,481

Calvert Long-Term Income Fund

Fiscal Year

2008

2009

2010

	Gross	Net	Gross	Net	Gross	Net
Class A	$24,848	$14,382	$41,703	$26,524	$106,409	$84,059

Calvert Ultra-Short Income Fund

Fiscal Year

2008

2009

2010

	Gross	Net	Gross	Net	Gross	Net
Class A	$5,444	$4,948	$11,310	$8,994	$74,537	$64,268

Calvert Government Fund

Fiscal Year

2008

2009*

2010

	Gross	Net	Gross	Net	Gross	Net
Class A	N/A	N/A	$8,112	$3,771	$4,662	$3,666

Class C	N/A	N/A	$88		$98

______________

* From inception (12/31/08) through 9/30/09.

                Fund Trustees and certain other affiliated persons of the Funds are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Funds. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See the Prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

                Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

                Calvert Investment Services, Inc. (“CIS”), a subsidiary of Calvert Investments, Inc., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.

                For these services, BFDS receives a fee based on the number of shareholder accounts and transactions, while CIS receives a fee based on the asset class (money market, fixed income and equities) and the resources necessary to support the various services each asset class requires.  CIS may contract with subagents, at the Funds’ expense, to provide recordkeeping and subaccounting services to the Funds.  The following chart shows the shareholder servicing fees paid to CIS by the Funds for the past three fiscal years:

	2008	2009	2010
Calvert Income Fund	$872,978	$748,957	$622,553
Calvert Short Duration Income Fund	$172,062	$338,909	$597,754
Calvert Long-Term Income Fund	$4,018	$12,279	$34,565
Calvert Ultra-Short Income Fund	$868	$5,381	$33,033
Calvert Government Fund	N/A	$245*	$792

* From inception 12/31/08 through 9/30/09.

PORTFOLIO TRANSACTIONS

                The Funds’ Advisor places orders with broker-dealers for the Funds’ portfolio transactions.  Fixed income securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.  Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.  Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees.

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds’ Advisor makes investment decisions and selects brokers and dealers under the direction and supervision of the Board.

                Broker/dealers who execute portfolio transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity and financial condition, subject to the Advisor’s obligation to seek best execution. The Funds have adopted a policy that prohibits the Advisor from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.

                For the last three fiscal years, total brokerage commissions paid were as follows:

	2008	2009	2010
Calvert Income Fund	$849,479	$932,843	$221,998
Calvert Short Duration Income Fund	$9,919	$73,455	$133,228
Calvert Long-Term Income Fund	$293	$4,372	$5,679
Calvert Ultra-Short Income Fund	$0	$416	$8,830
Calvert Government Fund	N/A	$590*	$466

* From inception 12/31/08 through 9/30/09.

Calvert Income Fund experienced a decrease in brokerage commissions in 2010 due to less active trading in U.S. Treasury futures.  Calvert Short Duration Income Fund experienced an increase in brokerage commissions in 2009 and again in 2010 due to more active trading in U.S. Treasury futures.  Calvert Long-Term Income Fund experienced an increase in brokerage commissions in 2009 and Calvert Ultra-Short Income Fund in 2010 due to more active trading in U.S. Treasury futures.

The Funds did not pay any brokerage commissions to affiliated persons for the last three fiscal years.

The Funds' Advisor selects brokers on the basis of best execution. In some cases the Advisor selects brokers that provide research and research-related services to it. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process.

If, in the judgment of the Advisor, the Funds or other accounts managed by it will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction.  It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert Funds and managed accounts.

                 For the fiscal year ended September 30, 2010, the Advisor allocated brokerage commissions for soft dollar research services in the following amounts:

	Amount of Transactions	Related Commissions
Calvert Income Fund	$5,649,132	$4,828

As of September 30, 2010, the following Funds held securities of their "regular broker-dealers" (as defined in the 1940 Act) or of the parents of those broker-dealers as indicated in the amounts shown below:

Fund	Broker/Dealer	Type of Security D = debt E = equity	Amount
Calvert Income Fund	Cantor Fitzgerald LP	D	$13,352,864
	Goldman Sachs Group, Inc.	D	$15,467,791
	JPMorgan Chase & Co.	D	$35,718,679
	Morgan Stanley	D	$28,643,270
	Prudential Holdings LLC	D	$4,607,598

Calvert Short Duration Income Fund	American Express Co.	D	$8,896,060
	Cantor Fitzgerald LP	D	$11,904,963
	Goldman Sachs Group, Inc.	D	$52,496,975
	JPMorgan Chase & Co.	D	$83,853,858
	Merrill Lynch & Co., Inc.	D	$2,942,545
	Morgan Stanley	D	$43,358,044

Calvert Long-Term Income Fund	Cantor Fitzgerald LP	D	$1,340,649
	Goldman Sachs Group, Inc.	D	$1,447,657
	JPMorgan Chase & Co.	D	$503,150
	Prudential Holdings LLC	D	$590,717

Calvert Ultra-Short Income Fund	American Express Co.	D	$2,019,160
	Goldman Sachs Group, Inc.	D	$3,426,654
	JPMorgan Chase & Co.	D	$3,808,587
	Merrill Lynch & Co., Inc.	D	$405,335
	Morgan Stanley	D	$2,457,167

Calvert Government Fund	Goldman Sachs Group, Inc.	D	$110,392
	JPMorgan Chase & Co.	D	$95,488

                The portfolio turnover rates for the last two fiscal years were as follows:

	2009	2010
Calvert Income Fund	793%	259%
Calvert Short Duration Income Fund	359%	226%
Calvert Long-Term Income Fund	781%	596%
Calvert Ultra-Short Income Fund	300%	268%
Calvert Government Fund	428%*	401%

*   From inception (12/31/08) through 9/30/09.

The changes in turnover rate for Calvert Income Fund, Calvert Short Duration Income Fund and Calvert Long-Term Income Fund reflect changes in strategic opportunities in the market regarding duration and yield curve positioning, active trading and security valuation.

PORTFOLIO HOLDINGS DISCLOSURE

                The Funds have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund's portfolio holdings.

Publicly Available Portfolio Holdings

                Information regarding a Fund’s portfolio holdings is publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Fund's complete portfolio holdings, such as those disclosed in its Semi-Annual or Annual Reports and filed with the SEC on Form N-CSR or in its quarterly holding reports filed with the SEC on Form N-Q after the Fund’s first and third fiscal quarters. In addition, each Calvert Money Market Fund discloses month-end portfolio holdings information on calvert.com within five business days after the end of each month and files more detailed month-end portfolio holdings information with the SEC on Form N-MFP within five business days after the end of each month. The information contained in the Form N-MFP is made available to the public on the SEC’s website 60 days after the end of the month to which the information pertains. From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Funds' Disclosure Policy, as described generally below, allows the disclosure of a Fund's non-public portfolio holdings for the Fund's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients.  Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Legal Department of Calvert Investments, Inc., a representative from the Administrator may provide a Fund’s non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

A Fund’s partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Investments, Inc. (or his designee) (“Authorized Individual”); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual considers the recipient’s need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipients of the Fund's non-public portfolio holdings. The Disclosure Policy is subject to annual review by the Fund's Board of Trustees. The Fund's Board of Trustees shall also receive annual reports from Fund Management on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities to whom information about the Fund’s portfolio securities is made available and the frequency (following a 15-day lag), including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which includes provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided
Aris Corporation	Portfolio Holdings	Quarterly
Asset Consulting Group	Portfolio Holdings	Quarterly
Asset Strategy Consultants	Portfolio Holdings	Quarterly
Bank of Oklahoma Trust Company	Portfolio Holdings	Quarterly
Baybridge Consulting	Portfolio Holdings	Quarterly
Bidart & Ross	Portfolio Holdings	Quarterly
Bloomberg	Portfolio Holdings	Monthly
Blue Prairie Group	Portfolio Holdings	Quarterly
Callan Associates	Portfolio Characteristics, Top Holdings	Quarterly
Cambridge Associates	Portfolio Holdings	Quarterly
Capital Market Consultants, LLC	Portfolio Holdings	Quarterly
Care Group	Portfolio Holdings	Quarterly
Citigroup Consulting	Portfolio Holdings	Quarterly
Colonial Consulting	Portfolio Holdings	Quarterly
Consulting Services Group	Portfolio Holdings	Quarterly
Cook Street Consulting	Portfolio Holdings	Quarterly
DiMeo Schneider & Associates, L.L.C.	Portfolio Holdings	Quarterly
Evaluation Associates	Portfolio Holdings	Quarterly
FactSet	Portfolio Holdings	Monthly
First Horizon National Corp.	Portfolio Holdings	Quarterly
Fulton Financial/Claremont Investments	Portfolio Holdings	Quarterly
Fund Evaluation Group	Portfolio Holdings	Quarterly
Hartland & Co.	Portfolio Holdings	Quarterly
HC Asset Management	Portfolio Holdings	Quarterly
Hewitt	Portfolio Holdings	Quarterly
Innovest Portfolio Solutions	Portfolio Holdings	Quarterly
Institutional Consulting Group	Portfolio Holdings	Quarterly
KPMG	Portfolio Holdings	Annually
LCG Associates	Portfolio Holdings	Quarterly
Mees Pierson	Portfolio Holdings, Portfolio Characteristics, Asset Allocation	Quarterly
Mennonite Foundation	Portfolio Holdings	Quarterly
Mercer Consulting, Inc.	Portfolio Characteristics, Top Holdings	Quarterly
Millennium Trust Company	Portfolio Holdings	Quarterly
Milliman & Associates	Portfolio Holdings	Quarterly
Monticello & Associates	Portfolio Holdings	Quarterly
Morningstar	Portfolio Holdings	Monthly
New England Pension Consulting	Portfolio Characteristics, Top Holdings	Quarterly
New York State Common Retirement Fund	Portfolio Holdings	Quarterly
Patagonia	Portfolio Holdings	Quarterly
Prime Buchholz	Portfolio Holdings	Quarterly
PWC	Portfolio Holdings	Quarterly
R.V. Kuhns	Portfolio Holdings	Quarterly
Reliance Financial	Portfolio Holdings	Quarterly
RiskMetrics Group	Portfolio Holdings	Daily
Rocaton Investment Advisors	Portfolio Holdings	Quarterly
Rogers Casey	Portfolio Holdings	Quarterly
Segal Advisors	Portfolio Holdings	Quarterly
SG Corporate & Investment Banking	Portfolio Holdings	Monthly
Sierra Fund	Portfolio Holdings	Quarterly
Smith Hayes Consulting	Portfolio Holdings	Quarterly
State of Idaho	Portfolio Holdings	Quarterly
Summit Investment Partners	Portfolio Holdings	Quarterly
Thomson Reuters/Lipper	Portfolio Holdings	Monthly
TRUSCO	Portfolio Holdings	Quarterly
Uhrlaub	Portfolio Holdings	Quarterly
Watson Wyatt	Portfolio Holdings	Quarterly
Wells Fargo Advisors	Portfolio Holdings, Portfolio Characteristics	Quarterly
Wells Fargo Private Client Group	Portfolio Holdings	Quarterly
Wilshire Associates	Portfolio Holdings	Quarterly
Woodcock Financial	Portfolio Holdings	Quarterly
Wurts and Associates	Portfolio Holdings	Quarterly

PERSONAL SECURITIES TRANSACTIONS

                The Funds, their Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the investment personnel of the Advisor to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material nonpublic information.

PROXY VOTING DISCLOSURE

                Please refer to Appendix A of this SAI for the Global Proxy Voting Guidelines of the Calvert Funds.  The Guidelines include the policies and procedures that the Funds use in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES

Any shareholder who wishes to send a communication to the Board of Trustees should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814

All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board.

In its function as a nominating committee, the Governance Committee of the Board of Trustees will consider any candidates for vacancies on the Board from any shareholder of a Fund who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Fund. Shareholders of a Fund who wish to nominate a candidate to the Board must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent Trustee. A shareholder wishing to recommend to the Governance Committee of a Fund a candidate for election as a Trustee may request the Fund's Policy for the Consideration of Trustee Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Fund's Secretary at the address above.  Communications to individual Trustees or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Trustee or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

                KPMG LLP has served as the independent registered public accounting firm since fiscal year 2002 for Calvert Income Fund and Calvert Short Duration Income Fund; since fiscal year 2006 for Calvert Long-Term Income Fund; since fiscal year 2007 for Calvert Ultra-Short Income Fund and since fiscal year 2009 for Calvert Government Fund. State Street Bank & Trust Company, N.A. serves as custodian of the Funds' investments. The custodian has no part in deciding the Funds' investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

                Each Fund is a series of The Calvert Fund (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on March 15, 1982. Each Fund is non-diversified, except for Calvert Short-Term Government Fund, which is diversified.  The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

                Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Calvert Income Fund offers six separate classes of shares: Class A, Class B, Class C, Class I, Class R and Class Y. Class B shares of Calvert Income Fund are not offered for purchase, except through reinvestment of dividends and/or distributions and through exchanges, as described under “Choosing a Share Class” in the Fund’s Prospectus.  Calvert Long-Term Income Fund offers Class A shares. Calvert Short Duration Income Fund offers four separate classes of shares: Class A, Class C, Class I and Class Y. Calvert Ultra-Short Income Fund offers two separate classes: Class A and Class Y. Calvert Government Fund offers three separate classes of shares: Class A, Class C and Class I (anticipated to be available on April 30, 2011). Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          As of January 1, 2011, the following entity beneficially owned more than 25% of the voting securities of the listed Fund:

Fund Name

Control Person Name and Address	% of Ownership of Fund

Short Duration Income Fund
MLPF&S	30.18%
For the Sole Benefit of its Customers
Jacksonville, FL

Long-Term Income Fund
American Enterprise Investment Serv.	31.8%
Minneapolis, MN

As of January 1, 2011, to the Funds' knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:

Fund Name

Name and Address

% of Ownership

Income Fund

American Enterprise Investment Serv.	24.35% of Class A
Minneapolis, MN

Prudential Investment Management Service	6.87% of Class A
FBO Mutual Fund Clients
Newark, NJ

MLPF&S	6.67% of Class A
For the Sole Benefit of its Customers
Jacksonville, FL

Charles Schwab & Co., Inc.	5.29% of Class A
Reinvest Account
San Francisco, CA

American Enterprise Investment Serv.	20.38% of Class B
Minneapolis, MN

MLPF&S	14.16% of Class B
For the Sole Benefit of its Customers
Jacksonville, FL

MLPF&S	33.24% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

American Enterprise Investment Serv.	7.05% of Class C
Minneapolis, MN

MLPF&S	25.64% of Class I
For the Sole Benefit of its Customers
Jacksonville, FL

Great Western Life and Annuity	19.14% of Class I
FBO of State of TN 401(k) plan
Englewood, CO

Union Central Life Insurance Co.	14.14% of Class I
Group
Cincinnati, OH

Ameritas Life Insurance	12.99% of Class I
Separate Account D
Lincoln, NE

Charles Schwab & Co., Inc.	8.21% of Class I
Reinvest Account
San Francisco, CA

Prudential Investment Management Service	6.27% of Class I
FBO Mutual Fund Clients
Newark, NJ

National Financial Service Corp.	5.12% of Class I
For the Exclusive Benefit of Our Customers
New York, NY

Hartford Life Insurance Co.	58.58% of Class R
Hartford, CT

MLPF&S	21.68% of Class R
For the Sole Benefit of its Customers
Jacksonville , FL

State Street Bank & Trust Co	6.77% of Class R
Westwood, MA

MLPF&S	79.20 % of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL

National Financial Services Corp.	18.42% of Class Y
For the Exclusive Benefit of Our Customers
New York, NY

Short Duration Income Fund

American Enterprise Investment Serv.	38.11% of Class A
Minneapolis, MN

Charles Schwab & Co., Inc.	5.19% of Class A
Reinvest Account
San Francisco, CA

MLPF&S	37.15% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

American Enterprise Investment Serv.	9.25% of Class C
Minneapolis, MN

The Master Trust Bank of Japan, Ltd.	42.98% of Class I
Tokyo, Japan
No. 400037315

Charles Schwab & Co., Inc.	13.00% of Class I
Reinvest Account
San Francisco, CA

Japan Trustee Services Bank, Ltd.	9.73% of Class I
Tokyo, Japan

Dingle & CO	8.99% of Class I
Detroit, MI

The Master Trust Bank of Japan, Ltd.	5.60% of Class I
Tokyo, Japan
No.400037657

National Financial Services Corp.	5.35% of Class I
For the Exclusive Benefit of Our Customers
New York, NY

MLPF&S	81.40% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL

LPL Financial	8.11% of Class Y
For the Benefit of Customer Accounts
San Diego, CA

National Financial Services Corp.	5.52% of Class Y
For the Exclusive Benefit of Our Customers
New York, NY

Long-Term Income Fund

American Enterprise Investment Serv.	31.80% of Class A
Minneapolis, MN

Charles Schwab & Co., Inc.	6.93% of Class A
Reinvest Account
San Francisco, CA

MLPF&S	5.09% of Class A
For the Sole Benefit of its Customers
Jacksonville, FL

Ultra-Short Income Fund

American Enterprise Investment Serv.	19.47% of Class A
Minneapolis, MN

Charles Schwab & Co., Inc.	11.79% of Class A
Reinvest Account
San Francisco, CA

MLPF&S	44.35% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL

National Financial Services Corp.	39.17% of Class Y
For the Exclusive Benefit of Our Customers
New York, NY

Charles Schwab & Co., Inc.	10.90% of Class Y
Reinvest Account
San Francisco, CA

Calvert Government Fund

Calvert Distributors, Inc.	28.26% of Class A
Bethesda, MD

American Enterprise Investment Serv.	11.55% of Class A
Minneapolis, MN

First Clearing, LLC	8.88% of Class C
Saint Louis, MO

St. John’s Gernants	7.95% of Class C
Leesport, PA

LPL Financial	7.53% of Class C
San Diego, CA

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR

Calvert Investment Management, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

SHAREHOLDER ServicING AGENT

Calvert Investment Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER

Calvert Investment Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

ADMINISTRATIVE SERVICES AGENT

Calvert Investment Administrative Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

TRANSFER AGENT

Boston Financial Data Services, Inc.

330 West 9th Street

Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1601 Market Street

Philadelphia, Pennsylvania 19103

CUSTODIAN

State Street Bank & Trust Company, N.A.

225 Franklin Street

Boston, Massachusetts 02110

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES

FOR

CALVERT FAMILY OF FUNDS

I.              Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate sustainability and social responsibility.  The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners.  The sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment).  In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

         Long-Term Value.  Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders.  Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term.  A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors.  Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term.   Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

         Accountability.  Corporate management must be accountable to many interests, including investors, stakeholders, and regulators.  Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders.  Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers.  Certain other governance structures are well suited to manage this accountability:  independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners.  Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

          Sustainability.  Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time.  Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation.  For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices.  Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses.  Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance.   Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders.  In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”).   The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies.  There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals.  To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

  When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.
  When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
  When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines.  When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change.  Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes.  Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and is also available on the Securities and Exchange Commission’s website at www.sec.gov.

II.            CORPORATE GOVERNANCE

A.            Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders.  While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests.  Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence.  Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders.  In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners.  In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity.  Well-governed companies benefit from a wide diversity of perspective and background on their boards.  To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography.  Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards.  For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director.  Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

         The Fund advisor will oppose slates of directors without at least a majority of independent directors.

         The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

         The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

         The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

Board Diversity

         The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color.

         The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

         The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

         The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

         The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

         The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

         The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds.  However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates.  It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

         The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners.  Yet there are ways that such requirements may also undermine good governance:  limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation.  In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners.  Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

         The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

         The Fund advisor will oppose excessive awards of stock or stock options to directors.

Director Elections

Contested Election of Directors

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

         The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

         The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees.  Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes.  Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

         The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares.  However, like many tools, cumulative voting can be misused.   In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

         The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

         The Fund advisor will ordinarily oppose supermajority vote requirements.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors.  There is no reason why management should be allowed to nominate directors while shareowners – whom directors are supposed to represent – are deprived of the same right.    We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

         The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

         The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

         The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights.  In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid.  Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

         The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.  Creation of multiple classes of stock limits the right of some shareowners – often a majority of shareowners – to exercise influence over the governance of the corporation.   This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

         The Fund advisor will ordinarily oppose proposals to create dual classes of stock.  However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

         The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

The annual shareholder ratification of the outside auditors is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners.   Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

         The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed 25 % of all fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

         The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

         The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

         The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries companies routinely appoint internal statutory auditors.

         The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

         The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

Audit Committee

         The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

         The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.

Transparency and Disclosure

International corporate governance is constantly changing and there have been waves of development of governance codes around the world.  The common thread throughout all of these codes is that shareowners want their companies to be transparent.

         The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

         The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

         The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

         The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures.

         The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

         The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

B.            Executive and Employee Compensation

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation.  Prosperity should be shared broadly within a company, as should the downside risk of share ownership.  Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.

There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value.  The structure of these compensation plans often determines the level of alignment between management and shareowner interests.  Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria.  These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.

Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors.  Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

         The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies--including salaries, option awards, bonuses, and restricted stock grants--of top management, Board of Directors, and employees.

CEO and Executive Compensation

         The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

         The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

         The Fund advisor will vote on a case-by-case basis proposals seeking shareholder ratification of the company’s executive officers’ compensation (also known as an Advisory Vote on Compensation).

Compensation Committee

         The Fund advisor may oppose members of the compensation committee when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

         The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

         The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

         The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

         The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

         The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing are submitted for shareholder approval.

         The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

         The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

         The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management).  The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options

Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

         The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

Pay Equity

         The Fund advisor will support proposals requesting that management provide a pay equity report.

Ratio Between CEO and Worker Pay

 The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

                                 The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

Executive Compensation Tie to Non-Financial Performance

         The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements

Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

         The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

         The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

         The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.

C.            Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners.  Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

         The Fund advisor will support proposals that consider non-financial impacts of mergers.

         The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

         The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers.  In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out.   Hostile takeovers come in many forms.  Some offer advantages to shareowners by replacing current management with more effective management.  Others do not.  Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition.  In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

         The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

         The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated.  Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters.  In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens.  In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

         The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

         The Fund advisor will review on a case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

         The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons.  In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear.  Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

         The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

         The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock.  If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

         The Fund advisor will ordinarily oppose the creation of blank check preferred stock.  In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

         The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

         The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares.  This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

         The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

III.          CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

A.            Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models.  In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility.  Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure.    As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines.  There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

         The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

         The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.            Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

         The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

         The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

         The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles

The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct.  The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment.  Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

         The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.

Climate Change/Global Warming

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming—including oil and mining companies, utilities, and automobile manufacturers.  Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective—and often cost-saving—steps to reduce energy use that contribute to climate change.  Initiatives have included proposals requesting companies to disclose information, using guidelines such as those prepared by the Carbon Disclosure Project.  This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting some forms of renewable energy resources for fossil fuels.

         The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

         The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

         The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Water

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems in areas of water scarcity.

         The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water.

         The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups.  For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

         The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

         The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C.            Workplace Issues

Labor Relations

Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate.  Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people.  Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

         The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

         The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

         The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States.  While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions.  Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance.  At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

         The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights.  This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender.  Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission).  Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

         The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

         The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

         The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.

         The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.

         The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

         The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs.  Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing.  The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed.  Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

         The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.            International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective.  Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas.  Such activity is not always exploitative, but it can be.  In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny.  The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries.  For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact and the Voluntary Principles on Security and Human Rights. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma.  In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

         The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

         The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

         The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

         The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

         The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry.  For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

         The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in places such as the Maquiladoras in Mexico, Southeast Asia, South Asia, Eastern Europe, the Caribbean or Central America. Companies often move to these places under U.S. government-sponsored programs to promote trade and economic development in these regions.  In addition, companies have located in these regions to take advantage of lower labor costs as well as fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of labor standards and the environmental integrity of communities.

  The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations such as in the Maquiladoras or elsewhere.
  The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world.  In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs.  In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected.  Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected.  Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

         The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

         The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.            Indigenous Peoples’ Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them.

         The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

         The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

F.            Product Safety and Impact

Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks.  Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them.  Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act.  For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

         The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

         The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

Toxic Chemicals

Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals.  Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals.  In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products.  These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union)posing liability risk to the company.   In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals.  Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

         The Fund advisor will ordinarily support resolutions asking companies to disclose product ingredients.

         The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

         The Fund advisor will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.

Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies which engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

         The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

         The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

         The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

         The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless: the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

         The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

         The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.            Weapons Contracting

Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

         The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.            Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society.  The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc.  Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

         The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile.  The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets.  Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

         The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Predatory lending involves charging excessive fees to sub prime borrowers without providing adequate disclosure.  Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged.  This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates.  Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

         The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

         The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions.  At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs.  Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

         The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care.  Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

         The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

I.             Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities.  Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners.  Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

         The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

         The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

         The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J.             Other Issues

All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific social criteria.  In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.

IV. CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the Guidelines detailed in Sections I and II, above.

Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000

Last Revised September 2010

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS  (source:  Standard & Poor's Ratings Services)

Bonds

AAA:     An obligation rated AAA has the highest rating assigned by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:        An obligation rated AA differs from the highest-rated obligations only in a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

A:            An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:       An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:  These obligations are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB:          An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B:            An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC:       An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:          An obligation rated CC is currently highly vulnerable to nonpayment.

C:            An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or  where similar action has been taken but payment on the obligation is being continued.

D:            An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:  These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3:  These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1:  This rating indicates a strong degree of safety regarding timely payment.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)

                Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:        Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:          Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:            Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:        Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and may possess certain speculative characteristics.

Ba:          Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:            Obligations rated B are considered speculative and are subject to high credit risk.

Caa:        Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:          Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:            Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings  (source: Moody's Investors Service)

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:         Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:         Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:          Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.